SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS
                          OF EACH OF THE LISTED FUNDS:

                                ----------------


DWS Pacific Opportunities Fund                 DWS Tax-Free Money Fund

Investors Cash Trust: Government               Cash Reserve Fund, Inc.: Treasury
   & Agency Securities Portfolio                  Series

DWS Government & Agency Money Fund             Treasury Money Fund --
                                                  Institutional Class
Cash Reserve Fund, Inc.: Tax-Free
   Series                                      DWS U.S. Treasury Money Fund

Tax Free Money Fund Investment                 Treasury Money Fund Investment

DWS Tax-Exempt Money Fund                      Tax-Exempt New York
                                                  Money Market Fund

                                               DWS Cash Investment Trust


Deutsche Asset Management ("DeAM"), is proposing the following mergers as part of DeAM's initiative to restructure and streamline the family of DWS funds. In the chart below the Acquired Funds on the left are proposed to be merged into the Acquiring Funds on the right.

------------------------------------------------------------------------------------------------------------------------------------
Acquired Funds                                                   Acquiring Funds
------------------------------------------------------------------------------------------------------------------------------------
DWS Pacific Opportunities Fund                                   DWS International Fund
------------------------------------------------------------------------------------------------------------------------------------
Investors Cash Trust: Government & Agency Securities Portfolio   Cash Account Trust: Government & Agency Securities Portfolio
------------------------------------------------------------------------------------------------------------------------------------
DWS Government & Agency Money Fund                               Cash Account Trust: Government & Agency Securities Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Cash Reserve Fund, Inc.: Tax-Free Series                         Cash Account Trust: Tax-Exempt Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Tax Free Money Fund Investment                                   Cash Account Trust: Tax-Exempt Portfolio
------------------------------------------------------------------------------------------------------------------------------------
DWS Tax-Exempt Money Fund                                        Cash Account Trust: Tax-Exempt Portfolio
------------------------------------------------------------------------------------------------------------------------------------
DWS Tax-Free Money Fund                                          Cash Account Trust: Tax-Exempt Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Cash Reserve Fund, Inc.: Treasury Series                         Investors Cash Trust: Treasury Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Treasury Money Fund -- Institutional Class                       Investors Cash Trust: Treasury Portfolio
------------------------------------------------------------------------------------------------------------------------------------
DWS U.S. Treasury Money Fund                                     Investors Cash Trust: Treasury Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Treasury Money Fund Investment                                   Investors Cash Trust: Treasury Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt New York Money Market Fund                            NY Tax Free Money Fund Investment
------------------------------------------------------------------------------------------------------------------------------------
DWS Cash Investment Trust                                        DWS Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------

Completion of each merger is subject to a number of conditions, including final approval by each Fund's Board and approval by shareholders of the Acquired Fund at a shareholder meeting expected to be held during the fourth quarter of 2006. Prior to the shareholder meeting, shareholders of each Acquired Fund will receive (i) a Prospectus/Proxy Statement describing in detail the proposed merger and summarizing the Board's considerations in recommending that shareholders approve the merger, (ii) a proxy card(s) and instructions on how to submit a vote and (iii) a Prospectus for the applicable Acquiring Fund.







               Please Retain This Supplement for Future Reference




                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group

July 26, 2006
DMF-3602

Cash Reserve Fund

Cash Reserve Shares



Prime Series
Treasury Series
Tax-Free Series



Prospectus




August 1, 2006








Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents
--------------------------------------------------------------------------------

     How the Series Work                       How to Invest in the Series

       3  Prime Series                          30  Distribution and Shareholder
                                                    Servicing Plans
      10  Treasury Series
                                                30  Buying and Selling Fund
      15  Tax-Free Series                           Shares

      21  Who Manages and Oversees              33  Policies You Should Know
          the Fund                                  About

      26  Financial Highlights                  38  Understanding Distributions
                                                    and Taxes

--------------------------------------------------------------------------------
                                                       ticker symbol     ABRXX
                                                         fund number     211

  Cash Reserve Fund -- Prime Series
--------------------------------------------------------------------------------

The Series' Main Investment Strategy

The Prime Series seeks a high level of current income consistent with liquidity and the preservation of capital by investing in high quality short-term money market instruments.

While Investment Company Capital Corp. ("ICCC" or the "Advisor") gives priority to earning income and maintaining a stable price of $1.00 per share, all money market instruments, including US Treasury obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The fund will invest more than 25% of its total assets in obligations of banks and other financial institutions.

The Prime Series seeks current income by investing in high quality, short-term money market securities and maintains a dollar-weighted average maturity of 90 days or less. The Advisor actively adjusts the average maturity of the Prime Series in response to its outlook for interest rates and the economy. The Prime Series is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act"). The series offers shares through securities dealers and financial institutions that act as shareholder servicing agents. The Prime Series follows two policies designed to maintain a stable share price:

o Generally, Prime Series securities are valued in US dollars and have remaining maturities of 397 days (approximately 13 months) or less at the time of purchase. The Prime Series may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The Prime Series buys US Treasury obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of comparable quality by the Advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories by at least one NRSRO, and are determined to be of comparable quality by the Advisor.

Principal investments

The Prime Series may invest in high quality, short-term, US dollar-denominated money market instruments paying a fixed, variable or floating interest rate. The Prime Series' investments may include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations, municipalities or other entities, including certificates of deposit, bankers' acceptances, commercial paper, variable rate demand notes, funding agreements and US Treasury obligations. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

o The Prime Series may invest up to 10% of its total assets in nonaffiliated money market mutual funds with investment objectives and policies that are comparable to those of the Prime Series. The Prime Series may invest only in non-affiliated money market mutual funds that maintain an "AAA" rating by an NRSRO.

The Advisor limits exposure to any one issuer.

Working in conjunction with the portfolio managers, the credit team screens potential issuers and develops a list of securities the series may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the series' exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Series

Set forth below are some of the prominent risks associated with money market mutual funds and the Advisor's approaches to contain them. Although the Advisor attempts to assess the likelihood that these risks may actually occur and to limit them, there is no guarantee that it will succeed. If a security no longer meets the Prime Series' credit rating requirements, we will attempt to sell that security within a reasonable time, unless selling the security would not be in the Prime Series' best interest.

There are several risk factors that could reduce the yield you get from the Prime Series or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the Prime Series limits the average maturity of the securities held by the Prime Series to 90 days or less. Generally, rates of short-term investments fluctuate less than longer-term bonds. The Prime Series primarily buys securities with remaining maturities of 397 days (approximately 13 months) or less which are less sensitive to interest rate changes than those of longer-term bonds.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. An issuer's creditworthiness could decline, which in turn may cause the value of that issuer's securities in the Prime Series' portfolio to decline. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. To minimize credit risk, the Prime Series only buys securities determined by the Advisor to be of high quality with minimal credit risk. Also, the Prime Series primarily buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Concentration Risk. Because the fund will invest more than 25% of its total assets in obligations of banks and other financial institutions, it may be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Security Selection Risk. While the Prime Series invests in short-term securities, which by nature are relatively stable investments, the risk remains that the securities in which the Prime Series invests will decline in value. This could cause the Prime Series' returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the Prime Series to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Prime Series can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The Prime Series seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Prime Series also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset backed securities, retains the right to pay off a high yielding bond before it comes due, the issuer may prepay principal earlier than scheduled and the Prime Series may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Prime Series' income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the Prime Series is not insured or guaranteed by the FDIC or any other government agency. Although the Prime Series seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the Prime Series.

The Series' Performance History

While past performance isn't necessarily a sign of how the Prime Series will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the Prime Series shares have varied from year to year, which may give some idea of risk. The table shows how the Prime Series shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2005, the Prime Series' 7-day yield was 3.62%. To learn the current 7-day yield, investors may call the fund's Service Center at 1-800-730-1313.

--------------------------------------------------------------------------------

The 7-day yield, which is often referred to as the "current yield," is the income generated by the Prime Series over a seven-day period. This amount is then annualized, which means that we assume the Prime Series generates the same income every week for a year. The "total return" of the Prime Series is the change in the value of an investment in the Prime Series over a given period. Average annual returns are calculated by averaging the year-by-year returns of the Prime Series over a given period.

Cash Reserve Fund -- Prime Series

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1996      4.92
1997      4.99
1998      4.99
1999      4.65
2000      5.95
2001      3.72
2002      1.25
2003      0.57
2004      0.77
2005      2.62


2006 Total Return as of June 30: 2.01%

For the periods included in the bar chart:

Best Quarter: 1.54%, Q4 2000            Worst Quarter: 0.11%, Q3 2003


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           1 Year                     5 Years                   10 Years
--------------------------------------------------------------------------------
            2.62                       1.78                       3.43
--------------------------------------------------------------------------------

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Prime Series shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder  Fees (paid directly from your investment)              None
--------------------------------------------------------------------------------
Management  Fees(1)                                               0.29%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                           0.25
--------------------------------------------------------------------------------
Other Expenses(2)                                                  0.17
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(3)                            0.71
--------------------------------------------------------------------------------

(1) Amended and restated to reflect a new Investment Management Agreement that went into effect on July 1, 2006. Includes an Administrative Services Agreement fee of 0.10%.

(2) Restated on an annualized basis to reflect fee changes that went into effect on July 1, 2006.

(3) Through September 30, 2006 the advisor and the administrator have contractually agreed to waive a portion of their fees and/or reimburse expenses so that total annual operating expenses will not exceed .702%. Although there can be no assurance that the current (or any) waiver/expense reimbursement arrangement will be maintained beyond September 30, 2006, the advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2006.

Based on the costs above, this example helps you compare the series' expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                  1 Year        3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
                          $73            $227           $395            $883
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       ticker symbol     ABGXX
                                                         fund number     247

  Cash Reserve Fund -- Treasury Series
--------------------------------------------------------------------------------

The Series' Main Investment Strategy

The Treasury Series seeks a high level of current income consistent with liquidity and the preservation of capital by investing in securities issued by the US Treasury.

While the Advisor gives priority to earning income and maintaining a stable price of $1.00 per share, all money market instruments, including US Treasury obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The Treasury Series seeks current income by investing in short-term securities issued by the US Treasury and maintains a dollar-weighted average maturity of 90 days or less. The Advisor actively adjusts the average maturity of the Treasury Series in response to its outlook for interest rates and the economy. The Treasury Series is managed in accordance with Rule 2a-7 under the 1940 Act. The series offers shares through securities dealers and financial institutions that act as shareholder servicing agents. The Treasury Series follows the following policy designed to maintain a stable share price:

o Generally, Treasury Series securities are valued in US dollars and have remaining maturities of 397 days (approximately 13 months) or less at the time of purchase or have features that reduce their maturities to 397 days or less at the time of purchase.

Principal investments

While the Treasury Series may invest, to a limited extent, in repurchase agreements, the Advisor expects that under normal market conditions 100% of the Treasury Series will be invested in US Treasury securities. The Treasury Series' investments may include:

o  US Treasury obligations.

o  US government securities that are issued or guaranteed by the US Treasury.

o The Treasury Series may invest up to 10% of its total assets in non-affiliated money market mutual funds with investment objectives and policies that are comparable to those of the Treasury Series. The Treasury Series may invest only in nonaffiliated money market mutual funds that maintain an "AAA" rating by a nationally recognized statistical ratings organization.

Working in conjunction with the portfolio managers, the credit team screens potential issuers and develops a list of securities the series may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the series' exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Series

Set forth below are some of the prominent risks associated with money market mutual funds and the Advisor's approaches to contain them. Although the Advisor attempts to assess the likelihood that these risks may actually occur and to limit them, there is no guarantee that it will succeed. If a security no longer meets the Treasury Series' credit rating requirements, we will attempt to sell that security within a reasonable time, unless selling the security would not be in the Treasury Series' best interest.

There are several risk factors that could reduce the yield you get from the Treasury Series or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The yield on US Treasury securities is generally less than yields on other taxable investments because Treasury securities are generally viewed as involving minimal credit risk as compared to other taxable investments. To minimize such price fluctuations, the Treasury Series limits the average maturity of the securities held by the Treasury Series to 90 days or less. Generally, rates of short-term investments fluctuate less than longer-term bonds. The Treasury Series primarily buys securities with remaining maturities of 397 days (approximately 13 months) or less which are less sensitive to interest rate changes than longer-term bonds.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the Treasury Series invests in shortterm securities, which by nature are relatively stable investments, the risk remains that the securities in which the Treasury Series invests will decline in value. This could cause the Treasury Series' returns to lag behind those of similar money market funds.

An investment in the Treasury Series is not insured or guaranteed by the FDIC or any other government agency. Although the Treasury Series seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the Treasury Series.

The Series' Performance History

While past performance isn't necessarily a sign of how the Treasury Series will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the Treasury Series shares have varied from year to year, which may give some idea of risk. The table shows how the Treasury Series shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2005, the Treasury Series' 7-day yield was 3.13%. To learn the current 7-day yield, investors may call the fund's Service Center at 1-800-730-1313.

--------------------------------------------------------------------------------

The 7-day yield, which is often referred to as the "current yield," is the income generated by the Treasury Series over a seven-day period. This amount is then annualized, which means that we assume the Treasury Series generates the same income every week for a year. The "total return" of the Treasury Series is the change in the value of an investment in the Treasury Series over a given period. Average annual returns are calculated by averaging the year-by-year returns of the Treasury Series over a given period.

Cash Reserve Fund -- Treasury Series

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1996      4.65
1997      4.68
1998      4.54
1999      4.15
2000      5.48
2001      3.49
2002      1.15
2003      0.47
2004      0.61
2005      2.29


2006 Total Return as of June 30: 1.83%

For the periods included in the bar chart:

Best Quarter: 1.45%, Q4 2000            Worst Quarter: 0.07%, Q1 2004

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           1 Year                     5 Years                   10 Years
--------------------------------------------------------------------------------
            2.29                       1.59                       3.14
--------------------------------------------------------------------------------

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Treasury Series shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder  Fees (paid directly from your investment)             None
--------------------------------------------------------------------------------
Management  Fees(1)                                                0.26%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                           0.25
--------------------------------------------------------------------------------
Other Expenses(2)                                                  0.20
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               0.71
--------------------------------------------------------------------------------

(1) Amended and restated to reflect a new Investment Management Agreement that went into effect on July 1, 2006. Includes an Administrative Services Agreement fee of 0.10%.

(2) Restated on an annualized basis to reflect fee changes that went into effect on July 1, 2006.

Based on the costs above, this example helps you compare the series' expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                  1 Year        3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
                          $73            $227           $395            $883
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       ticker symbol     ABXXX
                                                         fund number     243

  Cash Reserve Fund -- Tax-Free Series
--------------------------------------------------------------------------------

The Series' Main Investment Strategy

The Tax-Free Series seeks a high level of current income exempt from federal income tax as is consistent with liquidity and the preservation of capital by investing in high quality short-term municipal securities.

While the Advisor gives priority to earning tax-free income and maintaining a stable price of $1.00 per share, all money market instruments can change in value when interest rates change or an issuer's creditworthiness changes.

The Tax-Free Series seeks tax-exempt current income by investing in high quality, short-term municipal securities and maintains a dollar-weighted average maturity of 90 days or less. The Advisor actively adjusts the average maturity of the Tax-Free Series in response to its outlook for interest rates and the economy. The Tax-Free Series is managed in accordance with Rule 2a-7 under the 1940 Act. The series offers shares through securities dealers and financial institutions that act as shareholder servicing agents. The Tax-Free Series follows two policies designed to maintain a stable share price:

o Generally, Tax-Free Series securities are valued in US dollars and have remaining maturities of 397 days (approximately 13 months) or less at the time of purchase. The Tax-Free Series may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The Tax-Free Series buys municipal securities and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of comparable quality by the Advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories by at least one NRSRO, and are determined to be of comparable quality by the Advisor. Principal investments

While it is the policy of the Tax-Free Series to invest at least 80% of its assets in securities exempt from regular federal income tax, the Advisor expects that under normal market conditions 100% of the Tax-Free Series will be so invested. The Tax-Free Series invests in high quality, short-term, US dollar-denominated municipal securities. The Tax-Free Series' investments may include:

o  Municipal notes and short-term municipal bonds.

o  Variable rate demand notes.

o  Tax-exempt commercial paper.

o Municipal trust receipts ("MTRs"). Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Tax-Free Series may invest up to 35% of its net assets in MTRs.

o The Tax-Free Series may invest up to 10% of its total assets in non-affiliated money market mutual funds with investment objectives and policies that are comparable to those of the Tax-Free Series. The Tax-Free Series may invest only in non-affiliated money market mutual funds that maintain an "AAA" rating by a nationally recognized statistical ratings organization.

The Advisor limits exposure to any one issuer.

Working in conjunction with the portfolio managers, the credit team screens potential issuers and develops a list of securities the series may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the series' exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Series

Set forth below are some of the prominent risks associated with money market mutual funds and the Advisor's approaches to contain them. Although the Advisor attempts to assess the likelihood that these risks may actually occur and to limit them, there is no guarantee that it will succeed. If a security no longer meets the Tax-Free Series' credit rating requirements, we will attempt to sell that security within a reasonable time, unless selling the security would not be in the Tax-Free Series' best interest.

There are several risk factors that could reduce the yield you get from the Tax-Free Series or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the Tax-Free Series limits the average maturity of the securities held by the Tax-Free Series to 90 days or less. Generally, rates of short-term investments fluctuate less than longer-term bonds. The Advisor primarily buys securities with remaining maturities of 397 days (approximately 13 months) or less which are less sensitive to interest rate changes than longer-term bonds.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. An issuer's creditworthiness could decline, which in turn may cause the value of that issuer's securities in the Tax-Free Series' portfolio to decline. To minimize credit risk, the Tax-Free Series only buys securities determined by the Advisor to be of high quality with minimal credit risk. Also, the Tax-Free Series primarily buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the Tax-Free Series invests in shortterm securities, which by nature are relatively stable investments, the risk remains that the securities in which the Tax-Free Series invests will decline in value. This could cause the Tax-Free Series' returns to lag behind those of similar money market funds.

Special Tax Features. Political or legal actions could change the tax-exempt status of the series' dividend. Also, to the extent that the Tax-Free Series invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Municipal Trust Receipts Risk. The Tax Free Series' investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Tax-Free Series.

An investment in the Tax-Free Series is not insured or guaranteed by the FDIC or any other government agency. Although the Tax-Free Series seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the Tax-Free Series.

The Series' Performance History

While past performance isn't necessarily a sign of how the Tax-Free Series will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the Tax-Free Series shares have varied from year to year, which may give some idea of risk. The table shows how the Tax-Free Series shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2005, the Tax-Free Series' 7-day yield was 2.64% and the Tax-Free Series' 7-day taxable equivalent yield was 4.06%. To learn the current 7-day yield, investors may call the fund's Service Center at 1-800-730-1313.

--------------------------------------------------------------------------------

The 7-day yield, which is often referred to as the "current yield," is the income generated by the Tax-Free Series over a seven-day period. This amount is then annualized, which means that we assume the Tax-Free Series generates the same income every week for a year. The 7-day taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to a fund's tax free yield. Yield is the income generated by the Tax-Free Series over a seven-day period. This amount is then annualized, which means that we assume the Tax-Free Series generates the same income every week for a year. The "total return" of the Tax-Free Series is the change in the value of an investment in the Tax-Free Series over a given period. Average annual returns are calculated by averaging the year-by-year returns of the Tax-Free Series over a given period.

Cash Reserve Fund -- Tax-Free Series

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1996      2.89
1997      3.08
1998      2.93
1999      2.63
2000      3.46
2001      2.14
2002      0.84
2003      0.36
2004      0.55
2005      1.73


2006 Total Return as of June 30: 1.28%

For the periods included in the bar chart:

Best Quarter: 0.91%, Q4 2000            Worst Quarter: 0.05%, Q3 2003

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           1 Year                     5 Years                   10 Years
--------------------------------------------------------------------------------
            1.73                       1.12                       2.06
--------------------------------------------------------------------------------

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Tax-Free Series shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder  Fees (paid directly from your investment)             None
--------------------------------------------------------------------------------
Management  Fees(1)                                                0.30%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                           0.25
--------------------------------------------------------------------------------
Other Expenses(2)                                                  0.17
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(3)                            0.72
--------------------------------------------------------------------------------

(1) Amended and restated to reflect a new Investment Management Agreement that went into effect on July 1, 2006. Includes an Administrative Services Agreement fee of 0.10%.

(2) Restated on an annualized basis to reflect fee changes that went into effect on July 1, 2006.

(3) Through September 30, 2006 the advisor and the administrator have contractually agreed to waive a portion of their fees and/or reimburse expenses so that total annual operating expenses will not exceed .717%. Although there can be no assurance that the current (or any) waiver/expense reimbursement arrangement will be maintained beyond September 30, 2006, the advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2006.

Based on the costs above, this example helps you compare the series' expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                  1 Year        3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
                          $74            $230           $401            $894
--------------------------------------------------------------------------------

Other Policies and Risks

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on each series' allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

A complete list of each series' portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the series files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the series' top ten holdings and other information about the series is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of each series' policies and procedures with respect to the disclosure of the fund's portfolio holdings.

Although major changes tend to be infrequent, the fund's Board could change each series' investment goal without shareholder approval. Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Who Manages and Oversees the Fund


The investment advisor

ICCC, with headquarters at One South Street, Baltimore, MD 21202, acts as the investment advisor to each series of Cash Reserve Fund (the "fund"). As investment advisor, ICCC, under the supervision of the Board of Directors, makes each series' investment decisions. It buys and sells securities for each series and conducts the research that leads to the purchase and sale decisions. ICCC is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. ICCC may delegate its duties under the Investment Management Agreement for each series and has delegated day-to-day management responsibilities to certain employees of an affiliated investment advisor, subject to continued supervision by ICCC. For the year ended March 31, 2006, ICCC received from the fund a fee equal to 0.27% of the

Prime Series' average daily net assets, 0.25% of the Treasury Series' average daily net assets (reflecting the effect of fee waivers or expense reimbursements then in effect) and 0.28% of the Tax-Free Series' average daily net assets for its services in the last fiscal year. ICCC may, from time to time, voluntarily waive a portion of its advisory fee with respect to any series to preserve or enhance the performance of the series. ICCC may provide compensation to securities dealers and financial advisors for distribution, administrative and promotional services.

On July 1, 2006, after receiving shareholder approval, the fund amended and restated investment management agreement (the "Investment Management Agreement") with the Advisor. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of the series.

Effective July 1, 2006, the fund pays the Advisor under the Investment Management Agreement a fee, calculated daily and paid monthly, with respect to each series, at the annual rate shown below:

----------------------------------------------------------------------
Average Daily Net Assets                              Fee Rate
----------------------------------------------------------------------
$0 - $500 million                                      0.215%
----------------------------------------------------------------------
Over $500 million - $1 billion                         0.175%
----------------------------------------------------------------------
Over $1 billion - $1.5 billion                         0.165%
----------------------------------------------------------------------
Over $1.5 billion - $2.5 billion                       0.155%
----------------------------------------------------------------------
Over $2.5 billion - $3.5 billion                       0.145%
----------------------------------------------------------------------
Over $3.5 billion                                      0.135%
----------------------------------------------------------------------

Additionally, Prime Series and Tax-Free Series pay the Advisor an additional 0.020% and 0.030%, respectively, on all assets.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Each series' shareholder report for the semiannual period ended September 30, 2006 contains a discussion regarding the basis for the Board of Directors' renewal of the investment management agreement (see "Shareholder reports" on the back cover).

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of each series of the fund. These investment professionals have a broad range of experience managing money market funds.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

      DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

      Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
      (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights

The tables below provide a picture of each series shares' financial performance for the past five fiscal years. Certain information selected reflects financial results for a single share of each series. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in a series, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each series' financial statements, is included in the series' annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

Cash Reserve Fund -- Prime Series


 Years Ended March 31,             2006      2005      2004      2003      2002
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
period
--------------------------------------------------------------------------------
  Net investment income           .0307     .0111     .0050     .0108     .0270
--------------------------------------------------------------------------------
  Less: Distributions from net   (.0307)   (.0111)   (.0050)   (.0108)   (.0270)
  investment income
--------------------------------------------------------------------------------
Net asset value, end of period   $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
--------------------------------------------------------------------------------
Total Return (%)                   3.11      1.12       .47      1.08      2.74
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period     2,035,224 2,274,611 2,665,759 2,879,253 4,320,764
($ in thousands)
--------------------------------------------------------------------------------
Ratio of expenses (%)               .69       .69       .67       .70       .67
--------------------------------------------------------------------------------
Ratio of net investment income (%) 3.06      1.07       .51      1.10      2.76
--------------------------------------------------------------------------------

Cash Reserve Fund -- Treasury Series


 Years Ended March 31,             2006       2005     2004     2003      2002
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of    $ 1.00     $ 1.00   $ 1.00    $ 1.00   $ 1.00
period
--------------------------------------------------------------------------------
  Net investment income           .0272      .0092    .0039     .0098    .0250
--------------------------------------------------------------------------------
  Less: Distributions from net   (.0272)    (.0092)  (.0039)   (.0098)  (.0250)
  investment income
--------------------------------------------------------------------------------
Net asset value, end of period   $ 1.00     $ 1.00   $ 1.00    $ 1.00   $ 1.00
--------------------------------------------------------------------------------
Total Return (%)                   2.75        .92^a    .40^a     .99^a   2.53^a
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period       266,586    329,520  376,821   390,982  745,638
($ in thousands)
--------------------------------------------------------------------------------
Ratio of expenses before            .71        .70      .68       .67      .64
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense     .71        .68      .63       .62      .59
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment            2.72        .89      .39      1.01     2.47
income (%)
--------------------------------------------------------------------------------

^a    Total return would have been lower had certain expenses not been reduced.

Cash Reserve Fund -- Tax-Free Series


 Years Ended March 31,                 2006    2005     2004     2003     2002
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period $ 1.00  $ 1.00   $ 1.00   $ 1.00   $ 1.00
--------------------------------------------------------------------------------
  Net investment income               .0201   .0076    .0031    .0074    .0168
--------------------------------------------------------------------------------
  Less: Distributions from net       (.0201) (.0076)  (.0031)  (.0074)  (.0168)
  investment income
--------------------------------------------------------------------------------
Net asset value, end of period       $ 1.00  $ 1.00   $ 1.00   $ 1.00   $ 1.00
--------------------------------------------------------------------------------
Total Return (%)                       2.03     .76      .32      .74     1.69
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period           640,979 627,672  650,986  699,983 1,006,613
($ in thousands)
--------------------------------------------------------------------------------
Ratio of expenses (%)                   .72     .71      .70      .67      .65
--------------------------------------------------------------------------------
Ratio of net investment income (%)     2.02     .74      .34      .74     1.76
--------------------------------------------------------------------------------

How to Invest in the Series

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Distribution and Shareholder Servicing Plans

The fund has adopted plans under Rule 12b-1 that allow it to pay your securities dealer or service agent distribution and other fees for the sale of its shares and for shareholder services. The Prime, Treasury and Tax-Free Series each pay a distribution fee equal to 0.25% annually of average daily net assets. Because distribution fees are continuous in nature, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

The fund has adopted a shareholder service plan for the Prime, Treasury and Tax-Free Series. Under the terms of each shareholder service plan, the fund will pay the Distributor an annual service fee of 0.07% of each of Prime, Treasury and Tax-Free Series' average daily net assets. The Distributor will use the service fee to pay third parties for services for which they are not otherwise being compensated under the applicable 12b-1 Plan.


Buying and Selling Fund Shares

You may buy and sell shares of each series through securities dealers and authorized financial advisors. The price at which you buy and sell shares is based on the next calculation of the series' Net Asset Value ("NAV") after the order is received by your securities dealer or financial advisor.

To purchase shares

You may buy series shares through your securities dealer or through any financial institution authorized to act as a financial advisor. Contact them for details on how to enter and pay for your order.

Investment minimums

----------------------------------------------------------------------
Initial investment                                    $1,500
----------------------------------------------------------------------
Subsequent investments in the same series               $100
----------------------------------------------------------------------

The fund and its service providers reserve the right, from time to time in their sole discretion, to waive or reduce the investment minimums.

Automatic Investment and Redemption Program. Your securities dealer or financial advisor may have established a special procedure to automatically invest proceeds from the sale of securities and other credit balances in your account in shares of the series you have selected and to redeem shares of the series you own to pay for securities purchases. Contact your securities dealer or financial advisor for details.

To redeem shares

You may redeem each series' shares through your securities dealer or financial advisor. Contact them for details on how to enter your order and for information as to how you will be paid.

Your securities dealer or financial advisor may require the following documents before redeeming your shares:

o A letter of instruction including a signature guarantee, , if you are redeeming shares worth more than $100,000. The letter must specify your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all account owners of the shares exactly as their names appear on the account.

A signature guarantee is required if you are redeeming shares and you request that the check be mailed to an address other than the one on record. A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and you must provide the original guarantee.

o Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other redemption information

Redemption by Check. You may establish special check redemption privileges that will allow you to redeem shares of the series you own by writing checks in amounts of $100 or more. These checks may be cashed or deposited in the same way as ordinary bank checks. You may use the same check regardless of which series of the fund you own. You will continue to earn dividends on your shares until the check is presented for payment and the corresponding shares are redeemed. Check redemption information will appear in your account with your securities dealer or service agent. Canceled checks will not be returned to you.

If the amount of your check exceeds the value of the shares of all series you own, the check will be returned to the payee marked "non-sufficient funds." Checks written for amounts less than $100 may also be returned. The fund, in its discretion, will honor such checks but will charge you a servicing fee of $15.

The fund reserves the right to terminate or alter check redemption privileges at any time, to impose a service charge, or to charge you for checks. The fund may also charge you for returned checks and for effecting stop payment orders.

If you are interested in establishing check redemption privileges, contact your securities dealer or financial advisor.

If you paid for your purchase of shares by check, receipt of redemption proceeds will be restricted until your check clears or for a period of up to ten calendar days unless you are using the proceeds to purchase other securities through your securities dealer or financial advisor.

ACH Debit Disclosure. The fund will accept Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem series shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. In Case of Errors or Questions about Your Transactions or Pre-Authorized Transfers please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first fund statement on which the transaction appears) if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor or investment firm must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.

In either case, keep in mind that the information in this prospectus applies only to each series' Cash Reserve Shares. Each series has other share classes, which are described in a separate prospectus and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call 1-800-730-1313.

Policies about transactions

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund then we may reject your application order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the Net Asset Value ("NAV") per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange series shares.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

The fund cannot accept cash, money orders, travelers' checks, starter checks, third-party checks, checks issued by credit card companies or internet-based companies, or checks drawn on foreign banks.

Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

Account statements and fund reports: Generally, your securities dealer or financial advisor will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. Your securities dealer or financial advisor will send you semiannual and annual reports on the fund's overall performance, its current holdings and its investing strategies.

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in the series and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into a series for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Deutsche Asset Management or DWS funds.

How the fund calculates share price

We calculate the daily price of the series' shares (also known as the "Net Asset Value" or "NAV") each day the fund is open for business, as of 11:00 a.m. Eastern time for the Treasury Series, as of 12:00 p.m. Eastern time for the Tax-Free Series and as of 4:00 p.m. Eastern time for the Prime Series.

You can find the fund's daily share price for each series in the mutual fund listings of most major newspapers.

The bond markets or other primary trading markets for a series may close early on the day before certain holidays are observed (for example, on the day after Thanksgiving and the day before Christmas). If the Bond Market Association recommends an early close of the bond markets, a series may also close early. You may call the Service Center at 1-800-730-1313 for additional information about whether a series will close early before a particular holiday. On days a series closes early:

o All orders received prior to the series' close will be processed as of the time the fund's NAV is next calculated.

o Redemption orders received after the series' close will be processed as of the time the series' NAV is next calculated.

o Purchase orders received after the series' close will be processed the next business day.

Each series uses the amortized cost method to account for any premiums or discounts above or below the face value of any securities that it buys. This method writes down the premium -- or marks up the discount -- at a constant rate until maturity. It does not reflect daily fluctuations in market value. Each series' NAV will normally be $1.00 per share.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the Internal Revenue Service that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase series shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a series' best interest or when a series is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity or for other reasons; if we decide to close your account, your series shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your series shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below $500; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimums at any time)

o suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a series or the fair determination of the value of a series' net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes

The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) The fund may not always pay a dividend or distribution for a given period.

The fund's income dividends are declared daily and paid monthly to shareholders. The fund may take into account capital gains and losses in its daily dividend declarations.

The fund may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check or wire. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. The fund does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For tax purposes, an exchange is the same as a sale.

Dividends from the Tax-Free Series are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal income tax liability.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. Additional information may be found in the fund's Statement of Additional Information.

To Get More Information

Shareholder reports -- Additional information about each series' investments is available in the series' annual and semiannual reports to shareholders. In the series' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the series' performance during its last fiscal year.

Statement of Additional Information (SAI) -- This tells you more about the series' features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the series, call 1-800-730-1313, or contact Deutsche Asset Management at the address listed below. The series' SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the series are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the series, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.


Deutsche Asset Management   SEC                      Distributor
-----------------------------------------------------------------------------------
c/o DWS Scudder             100 F Street, N.E.       DWS Scudder Distributors, Inc.
PO Box 219356               Washington, D.C. 20549   222 South Riverside Plaza
Kansas City, MO 64121-9356  www.sec.gov              Chicago, IL 60606-5808
www.dws-scudder.com         1-800-SEC-0330           1-800-621-1148
1-800-730-1313




SEC File Number:

Cash Reserve Fund, Inc.             811-3196

                                                             [DWS SCUDDER Logo]
                                                            Deutsche Bank Group

Cash Reserve Fund

Institutional Shares




Prime Series
Treasury Series
Tax-Free Series





Prospectus


August 1, 2006









Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents
--------------------------------------------------------------------------------

     How the Series Work                       How to Invest in the Series

       3  Prime Series                          31  Buying and Selling Fund
                                                    Shares
      10  Treasury Series
                                                37  Policies You Should Know
      15  Tax-Free Series                           About

      22  Who Manages and Oversees              43  Understanding Distributions
          the Fund                                  and Taxes

      27  Financial Highlights

--------------------------------------------------------------------------------
                                                         fund number     311

  Cash Reserve Fund -- Prime Series
--------------------------------------------------------------------------------

The Series' Main Investment Strategy

The Prime Series seeks a high level of current income consistent with liquidity and the preservation of capital by investing in high quality short-term money market instruments.

While Investment Company Capital Corp. or the gives priority to earning income and maintaining a stable price of $1.00 per share, all money market instruments, including US Treasury obligations, can change in value when interest rates change or an creditworthiness changes.

The fund will invest more than 25% of its total assets in obligations of banks and other financial institutions.

The Prime Series seeks current income by investing in high quality, short-term money market securities and maintains a dollar-weighted average maturity of 90 days or less. The Advisor actively adjusts the average maturity of the Prime Series in response to its outlook for interest rates and the economy. The Prime Series is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Institutional Shares of the Prime Series may be purchased only by eligible institutions. The Prime Series follows two policies designed to maintain a stable share price:

o Generally, Prime Series securities are valued in US dollars and have remaining maturities of 397 days (approximately 13 months) or less at the time of purchase. The Prime Series may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The Prime Series buys US Treasury obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of comparable quality by the Advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories by at least one NRSRO, and are determined to be of comparable quality by the Advisor.

Principal investments

The Prime Series may invest in high quality, short-term, US dollar-denominated money market instruments paying a variable or interest rate. The Prime investments may include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations, municipalities or other entities, including certificates of deposit, bankers' acceptances, commercial paper, variable rate demand notes, funding agreements and US Treasury obligations. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

o The Prime Series may invest up to 10% of its total assets in non-affiliated money market mutual funds with investment objectives and policies that are comparable to those of the Prime Series. The Prime Series may invest only in non-affiliated money market mutual funds that maintain an "AAA" rating by an NRSRO.

The Advisor limits exposure to any one issuer.

Working in conjunction with the portfolio managers, the credit team screens potential issuers and develops a list of securities the series may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the series' exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Series

Set forth below are some of the prominent risks associated with money market mutual funds and the Advisor's approaches to contain them. Although the Advisor attempts to assess the likelihood that these risks may actually occur and to limit them, there is no guarantee that it will succeed. If a security no longer meets the Prime Series' credit rating requirements, we will attempt to sell that security within a reasonable time, unless selling the security would not be in the Prime Series' best interest.

There are several risk factors that could reduce the yield you get from the Prime Series or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the Prime Series limits the average maturity of the securities held by the Prime Series to 90 days or less. Generally, rates of short-term investments fluctuate less than longer-term bonds. The Prime Series primarily buys securities with remaining maturities of 397 days (approximately 13 months) or less which are less sensitive to interest rate changes than those of longer-term bonds.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. An issuer's creditworthiness could decline, which in turn may cause the value of that issuer's securities in the Prime Series' portfolio to decline. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. To minimize credit risk, the Prime Series only buys securities determined by the Advisor to be of high quality with minimal credit risk. Also, the Prime Series primarily buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuers' creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Concentration Risk. Because the fund will invest more than 25% of its total assets in obligations of banks and other financial institutions, it may be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Security Selection Risk. While the Prime Series invests in short-term securities, which by nature are relatively stable investments, the risk remains that the securities in which the Prime Series invests will decline in value. This could cause the Prime Series' returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the Prime Series to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Prime Series can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The Prime Series seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Prime Series also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the issuer may prepay principal earlier than scheduled and the Prime Series may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Prime Series' income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the Prime Series is not insured or guaranteed by the FDIC or any other government agency. Although the Prime Series seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the Prime Series.

The Series' Performance History

While past performance isn't necessarily a sign of how the Prime Series will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the Prime Series Institutional Shares have varied from year to year, which may give some idea of risk. The table shows how the Prime Series Institutional Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2005, the Prime Series Institutional Shares' 7-day yield was 4.01%. To learn the current 7-day yield, investors may call the fund's Service Center at 1-800-730-1313.

--------------------------------------------------------------------------------

The 7-day yield, which is often referred to as the "current yield," is the income generated by the Prime Series Institutional Shares over a seven-day period. This amount is then annualized, which means that we assume the Prime Series Institutional Shares generate the same income every week for a year. The "total return" of the Prime Series Institutional Shares is the change in the value of an investment in the Prime Series Institutional Shares over a given period. Average annual returns are calculated by averaging the year-by-year returns of the Prime Series Institutional Shares over a given period.

Cash Reserve Fund -- Prime Series Institutional Shares

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1996      5.19
1997      5.26
1998      5.25
1999      4.97
2000      6.31
2001      4.04
2002      1.58
2003      0.93
2004      1.16
2005      3.02


2006 Total Return as of June 30: 2.20%

For the periods included in the bar chart:

Best Quarter: 1.61%, Q3 2000            Worst Quarter: 0.20%, Q3 2003

Average Annual Total Returns (%) as of 12/31/2005

--------------------------------------------------------------------------------
           1 Year                     5 Years                   10 Years
--------------------------------------------------------------------------------
            3.02                       2.14                       3.75
--------------------------------------------------------------------------------

How Much Investors Pay

The fee table below describes the fees and expenses that you may pay if you buy and hold Prime Series Institutional Shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder  Fees (paid directly from your investment)              None
--------------------------------------------------------------------------------
Management  Fees(1)                                               0.29%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                            None
--------------------------------------------------------------------------------
Other Expenses(2)                                                  0.04
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(3)                            0.33
--------------------------------------------------------------------------------

(1) Amended and restated to reflect a new Investment Management Agreement that went into effect on July 1, 2006. Includes an Administrative Services Agreement fee of 0.10%.

(2) Restated on an annualized basis to reflect approved fee changes that went into effect on July 1, 2006.

(3) Through September 30, 2006 the advisor and the administrator have contractually agreed to waive a portion of their fees and/or reimburse expenses so that total annual operating expenses will not exceed .318%. Although there can be no assurance that the current (or any) waiver/expense reimbursement arrangement will be maintained beyond September 30, 2006, the advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2006.

Based on the costs above, this example helps you compare the series' expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                  1 Year        3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
                          $34            $106           $185            $418
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         fund number     300

  Cash Reserve Fund -- Treasury Series
--------------------------------------------------------------------------------

The Series' Main Investment Strategy

The Treasury Series seeks a high level of current income consistent with liquidity and the preservation of capital by investing in securities issued by the US Treasury.

While the Advisor gives priority to earning income and maintaining a stable price of $1.00 per share, all money market instruments, including US Treasury obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The Treasury Series seeks current income by investing in short-term securities issued by the US Treasury and maintains a dollar-weighted average maturity of 90 days or less. The Advisor actively adjusts the average maturity of the Treasury Series in response to its outlook for interest rates and the economy. The Treasury Series is managed in accordance with Rule 2a-7 under the 1940 Act. Institutional Shares of the Treasury Series may be purchased only by eligible institutions. The Treasury Series follows the following policy designed to maintain a stable share price:

o Generally, Treasury Series securities are valued in short-term securities issued by the US dollars and have remaining maturities of 397 days (approximately 13 months) or less at the time of purchase or have features that reduce their maturities to 397 days or less at the time of purchase.

Principal Investments

While the Treasury Series may invest, to a limited extent, in repurchase agreements, the Advisor expects that under normal market conditions 100% of the Treasury Series will be invested in US Treasury securities. The Treasury Series' investments may include:

o  US Treasury obligations.

o  US government securities that are issued or guaranteed by the US Treasury.

o The Treasury Series may invest up to 10% of its total assets in non-affiliated money market mutual funds with investment objectives and policies that are comparable to those of the Treasury Series. The Treasury Series may invest only in non-affiliated money market mutual funds that maintain an "AAA" rating by a nationally recognized statistical ratings organization.

Working in conjunction with the portfolio managers, the credit team screens potential issuers and develops a list of securities the series may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the series' exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Series

Below are set forth some of the prominent risks associated with money market mutual funds and the Advisor's approaches to contain them. Although the Advisor attempts to assess the likelihood that these risks may actually occur and to limit them, there is no guarantee that it will succeed. If a security no longer meets the Treasury Series' credit rating requirements, we will attempt to sell that security within a reasonable time, unless selling the security would not be in the Treasury Series' best interest.

There are several risk factors that could reduce the yield you get from the Treasury Series or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The yield on US Treasury securities is generally less than the yields on other taxable investments because Treasury securities are generally viewed as involving minimal credit risk as compared to other taxable investments. To minimize such price fluctuations, the Treasury Series limits the average maturity of the securities held by the Treasury Series to 90 days or less. Generally, rates of short-term investments fluctuate less than longer-term bonds. The Treasury Series primarily buys securities with remaining maturities of 397 days (approximately 13 months) or less which are less sensitive to interest rate changes than longer-term bonds.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the Treasury Series invests in short-term securities, which by nature are relatively stable investments, the risk remains that the securities in which the Treasury Series invests will decline in value. This could cause the Treasury Series' returns to lag behind those of similar money market funds.

An investment in the Treasury Series is not insured or guaranteed by the FDIC or any other government agency. Although the Treasury Series seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the Treasury Series.

The Series' Performance History

While past performance isn't necessarily a sign of how the Treasury Series will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the Treasury Series Shares have varied from year to year, which may give some idea of risk. The table shows how the Treasury Series Institutional Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2005, the Treasury Series Institutional Shares' 7-day yield was 3.52%. To learn the current 7-day yield, investors may call the fund's Service Center at 1-800-730-1313.

--------------------------------------------------------------------------------

The 7-day yield, which is often referred to as the "current yield," is the income generated by the Treasury Series Institutional Shares over a seven-day period. This amount is then annualized, which means that we assume the Treasury Series Institutional Shares generate the same income every week for a year. The "total return" of the Treasury Series Institutional Shares is the change in the value of an investment in the Treasury Series Institutional Shares over a given period. Average annual returns are calculated by averaging the year-by-year returns of the Treasury Series Institutional Shares over a given period.

Cash Reserve Fund -- Treasury Series

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1996      4.97
1997      4.97
1998      4.84
1999      4.46
2000      5.83
2001      3.81
2002      1.46
2003      0.83
2004      1.01
2005      2.67


2006 Total Return as of June 30: 2.02%
For the periods included in the bar chart:
Best Quarter: 1.53%, Q4 2000            Worst Quarter: 0.17%, Q1 2004


Average Annual Total Returns (%) as of 12/31/2005

--------------------------------------------------------------------------------
           1 Year                     5 Years                   10 Years
--------------------------------------------------------------------------------
            2.67                       1.95                       3.47
--------------------------------------------------------------------------------

How Much Investors Pay

The fee table below describes the fees and expenses that you may pay if you buy and hold Treasury Series Institutional Shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder  Fees (paid directly from your investment)             None
--------------------------------------------------------------------------------
Management  Fees(1)                                               0.26%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                           None
--------------------------------------------------------------------------------
Other Expenses(2)                                                  0.06
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               0.32
--------------------------------------------------------------------------------

(1) Amended and restated to reflect a new Investment Management Agreement that went into effect on July 1, 2006. Includes an Administrative Services Agreement fee of 0.10%.

(2) Restated on an annualized basis to reflect approved fee changes that went into effect on July 1, 2006.

Based on the costs above, this example helps you compare the series' expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                  1 Year        3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
                          $33            $103           $180            $406
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         fund number     306

  Cash Reserve Fund -- Tax-Free Series
--------------------------------------------------------------------------------

The Series' Main Investment Strategy

The Tax-Free Series seeks a high level of current income exempt from federal income tax as is consistent with liquidity and the preservation of capital by investing in high quality short-term municipal securities.

While the Advisor gives priority to earning tax-free income and maintaining a stable price of $1.00 per share, all money market instruments can change in value when interest rates change or an issuer's creditworthiness changes.

The Tax-Free Series seeks tax-exempt current income by investing in high quality, short-term municipal securities and maintains a dollar-weighted average maturity of 90 days or less. The Advisor actively adjusts the average maturity of the Tax-Free Series in response to its outlook for interest rates and the economy. The Tax-Free Series is managed in accordance with Rule 2a-7 under the 1940 Act. Institutional Shares of the Tax-Free Series may be purchased only by eligible institutions. The Tax-Free Series follows two policies designed to maintain a stable share price:

o Generally, Tax-Free Series securities are valued in US dollars and have remaining maturities of 397 days (approximately 13 months) or less at the time of purchase. The Tax-Free Series may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The Tax-Free Series buys municipal securities and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of comparable quality by the Advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories by at least one NRSRO, and are determined to be of comparable quality by the Advisor.

Principal investments

While it is the policy of the Tax-Free Series to invest at least 80% of its assets in securities exempt from regular federal income tax, the Advisor expects that under normal market conditions 100% of the Tax-Free Series will be so invested. The Tax-Free Series invests in high quality, short-term, US dollar-denominated municipal securities. The Tax-Free Series' investments may include:

o  Municipal notes and short-term municipal bonds.

o  Variable rate demand notes.

o  Tax-exempt commercial paper.

o Municipal trust receipts ("MTRs"). Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying assets to pass through to the purchaser. The Tax-Free Series may invest up to 35% of its net assets in MTRs.

o The Tax-Free Series may invest up to 10% of its total assets in non-affiliated money market mutual funds with investment objectives and policies that are comparable to those of the Tax-Free Series. The Tax-Free Series may invest only in non-affiliated money market mutual funds that maintain an "AAA" rating by a nationally recognized statistical ratings organization.

The Advisor limits exposure to any one issuer.

Working in conjunction with the portfolio managers, the credit team screens potential issuers and develops a list of securities the series may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the series' exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Series

Set forth below are some of the prominent risks associated with money market mutual funds and the Advisor's approaches to contain them. Although the Advisor attempts to assess the likelihood that these risks may actually occur and to limit them, there is no guarantee that it will succeed. If a security no longer meets the Tax-Free Series' credit rating requirements, we will attempt to sell that security within a reasonable time, unless selling the security would not be in the Tax-Free Series' best interest.

There are several risk factors that could reduce the yield you get from the Tax-Free Series or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the Tax-Free Series limits the average maturity of the securities held by the Tax-Free Series to 90 days or less. Generally, rates of short-term investments fluctuate less than longer-term bonds. The Advisor primarily buys securities with remaining maturities of 397 days (approximately 13 months) or less which are less sensitive to interest rate changes than longer-term bonds.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. An issuer's creditworthiness could decline, which in turn may cause the value of that issuer's securities in the Tax-Free Series' portfolio to decline. To minimize credit risk, the Tax-Free Series only buys securities determined by the Advisor to be of high quality with minimal credit risk. Also, the Tax-Free Series primarily buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuers' creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligations.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the Tax-Free Series invests in short-term securities, which by nature are relatively stable investments, the risk remains that the securities in which the Tax-Free Series invests will decline in value. This could cause the Tax-Free Series' returns to lag behind those of similar money market funds.

Special Tax Features. Political or legal actions could change the tax-exempt status of the series' dividends. Also, to the extent that the Tax-Free Series invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Municipal Trust Receipts Risk. The Tax-Free Series' investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Tax-Free Series.

An investment in the Tax-Free Series is not insured or guaranteed by the FDIC or any other government agency. Although the Tax-Free Series seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the Tax-Free Series.

The Series' Performance History

While past performance isn't necessarily a sign of how the Tax-Free Series will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the Tax-Free Series Institutional Shares have varied from year to year, which may give some idea of risk. The table shows how the Tax-Free Series Institutional Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2005, the Tax-Free Series Institutional Shares' 7-day yield was 3.04% and the Tax-Free Series Institutional Shares' 7-day taxable equivalent yield was 4.68%. To learn the current 7-day yield, investors may call the fund's Service Center at 1-800-730-1313.

--------------------------------------------------------------------------------

The 7-day yield, which is often referred to as the "current yield," is the income generated by the Tax-Free Series Institutional Shares over a seven-day period. This amount is then annualized, which means that we assume the Tax-Free Series Institutional Shares generate the same income every week for a year. The 7-day taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to a fund's tax free yield. Yield is the income generated by the Tax-Free Series Institutional Shares over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The "total return" of the Tax-Free Series Institutional Shares is the change in the value of an investment in the Tax-Free Series Institutional Shares over a given period. Average annual returns are calculated by averaging the year-by year returns of the Tax-Free Series Institutional Shares over a given period.

Cash Reserve Fund -- Tax-Free Series Institutional Shares

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1998      3.18
199       2.93
2000      3.78
2001      2.45
2002      1.17
2003      0.74
2004      0.93
2005      2.12


2006 Total Return as of June 30: 1.47%
For the periods included in the bar chart:
Best Quarter: 0.98%, Q4 2000            Worst Quarter: 0.14%, Q3 2003

Average Annual Total Returns (%) as of 12/31/2005

--------------------------------------------------------------------------------
          1 Year                     5 Years               Since Inception*
--------------------------------------------------------------------------------
           2.12                       1.48                       2.24
--------------------------------------------------------------------------------

*    Inception of Institutional Shares: 6/27/1997.

How Much Investors Pay

The fee table below describes the fees and expenses that you may pay if you buy and hold Tax-Free Series Institutional Shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder  Fees (paid directly from your investment)            None
--------------------------------------------------------------------------------
Management  Fees(1)                                               0.30%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                          None
--------------------------------------------------------------------------------
Other Expenses(2)                                                  0.04
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(3)                            0.34
--------------------------------------------------------------------------------

(1) Amended and restated to reflect a new Investment Management Agreement that went into effect on July 1, 2006. Includes an Administrative Services Agreement fee of 0.10%.

(2) Restated on an annualized basis to reflect fee changes that went into effect on July 1, 2006.

(3) Through September 30, 2006 the advisor and the administrator have contractually agreed to waive a portion of their fees and/or reimburse expenses so that total annual operating expenses will not exceed .334%. Although there can be no assurance that the current (or any) waiver/expense reimbursement arrangement will be maintained beyond September 30, 2006, the advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2006.

Based on the costs above, this example helps you compare the series' expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                  1 Year        3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
                          $35            $109           $191            $431
--------------------------------------------------------------------------------

Other policies and risks

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on each series' allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

A complete list of each series' portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the series files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the series' top ten holdings and other information about the series is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of each series' policies and procedures with respect to the disclosure of the series' portfolio holdings.

Although major changes tend to be infrequent, the fund's Board could change each series' investment goal without shareholder approval. Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

The investment advisor

ICCC, with headquarters at One South Street, Baltimore, MD 21202, acts as the investment advisor to each series of Cash Reserve Fund (the "fund"). As investment advisor, ICCC under the supervision of the Board of Directors, makes each series' investment decisions. It buys and sells securities for each series and conducts the research that leads to the purchase and sale decisions. ICCC is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. ICCC may delegate its duties under the Investment Management Agreement for each series and has delegated day-to-day management responsibilities to certain employees of an investment advisor, subject to continued supervision by ICCC. For the year ended March 31, 2006, ICCC received from the fund a fee equal to 0.27% of the Prime average daily net assets, 0.25% of the Treasury average daily net assets (reflecting the effect of fee waivers or expense reimbursements then in effect) and 0.28% of the Tax-Free average daily net assets for its services in the last year. ICCC may, from time to time, voluntarily waive a portion of its advisory fee with respect to any series to preserve or enhance the performance of the series. ICCC may provide compensation to securities dealers and advisors for distribution, administrative and promotional services.

On July 1, 2006, after receiving shareholder approval, the fund amended and restated investment management agreement (the "Investment Management Agreement") with the Advisor. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of the series.

Effective July 1, 2006, the fund pays the Advisor under the Investment Management Agreement a fee, calculated daily and paid monthly, with respect to each series, at the annual rate shown below:

----------------------------------------------------------------------
Average Daily Net Assets                              Fee Rate
----------------------------------------------------------------------
$0 - $500 million                                      0.215%
----------------------------------------------------------------------
Over $500 million - $1 billion                         0.175%
----------------------------------------------------------------------
Over $1 billion - $1.5 billion                         0.165%
----------------------------------------------------------------------
Over $1.5 billion - $2.5 billion                       0.155%
----------------------------------------------------------------------

----------------------------------------------------------------------
Average Daily Net Assets                              Fee Rate
----------------------------------------------------------------------
Over $2.5 billion - $3.5 billion                       0.145%
----------------------------------------------------------------------
Over $3.5 billion                                      0.135%
----------------------------------------------------------------------

Additionally, Prime Series and Tax-Free Series pay the Advisor an additional 0.020% and 0.030%, respectively, on all assets.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Each Series' shareholder report for the semiannual period ended September 30, 2006 contains a discussion regarding the basis for the Board of Directors' renewal of the investment management agreement (see "Shareholder reports" on the back cover).

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of each series of the fund. These investment professionals have a broad range of experience managing money market funds.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each

DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

      DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

      Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
      (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights

The tables below provide a picture of each series shares' financial performance for the past five fiscal years. Certain information selected reflects financial results for a single share of each series. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in a series, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each series' financial statements, is included in the series' annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

Cash Reserve Fund -- Prime Institutional Series


 Years Ended March 31,                2006      2005     2004    2003     2002
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period $ 1.00   $ 1.00   $ 1.00  $ 1.00   $ 1.00
--------------------------------------------------------------------------------
  Net investment income               .0346    .0149    .0087   .0140    .0302
--------------------------------------------------------------------------------
  Less: Distributions from net       (.0346)  (.0149)  (.0087) (.0140)  (.0302)
  investment income
--------------------------------------------------------------------------------
Net asset value, end of period        $ 1.00  $ 1.00   $ 1.00  $ 1.00   $ 1.00
--------------------------------------------------------------------------------
Total Return (%)                       3.51     1.50      .88    1.40     3.06
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period           588,334  342,564  394,967 544,146  750,110
($ in thousands)
--------------------------------------------------------------------------------
Ratio of expenses (%)                   .31      .30      .30     .38      .36
--------------------------------------------------------------------------------
Ratio of net investment income (%)     3.54     1.46      .88    1.42     3.01
--------------------------------------------------------------------------------

Cash Reserve Fund -- Treasury Institutional Series


 Years Ended March 31,               2006      2005     2004     2003     2002
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $ 1.00    $ 1.00   $ 1.00   $ 1.00   $ 1.00
period
--------------------------------------------------------------------------------
  Net investment income             .0310     .0130    .0077    .0130    .0281
--------------------------------------------------------------------------------
  Less: Distributions from net     (.0310)   (.0130)  (.0077)  (.0130)  (.0281)
  investment income
--------------------------------------------------------------------------------
Net asset value, end of period     $ 1.00    $ 1.00   $ 1.00   $ 1.00   $ 1.00
--------------------------------------------------------------------------------
Total Return (%)                     3.14      1.31      .78     1.31     2.85
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period          110,653   98,265   99,337   139,460 199,932
($ in thousands)
--------------------------------------------------------------------------------
Ratio of expenses before expense      .34       .32      .29      .35      .33
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense       .34       .30^a    .24^a    .30^a    .28^a
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)   3.09      1.27      .78     1.33     2.71
--------------------------------------------------------------------------------

^a     Total return would have been lower had certain expenses not been reduced.

Cash Reserve Fund -- Tax-Free Institutional Series


 Years Ended March 31,                  2006     2005     2004    2003     2002
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $ 1.00   $ 1.00   $ 1.00  $ 1.00   $ 1.00
--------------------------------------------------------------------------------
  Net investment income                .0240    .0113    .0070   .0107    .0200
--------------------------------------------------------------------------------
  Less: Distributions from net        (.0240)  (.0113)  (.0070) (.0107)  (.0200)
  investment income
--------------------------------------------------------------------------------
Net asset value, end of period        $ 1.00   $ 1.00   $ 1.00  $ 1.00   $ 1.00
--------------------------------------------------------------------------------
Total Return (%)                        2.42     1.14      .70    1.07     2.01
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            278,742  276,178  319,888 198,148  168,137
($ in thousands)
--------------------------------------------------------------------------------
Ratio of expenses (%)                    .33      .33      .32     .35      .33
--------------------------------------------------------------------------------
Ratio of net investment income (%)      2.41     1.12      .72    1.06     1.98
--------------------------------------------------------------------------------

How to Invest in the Series

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Buying and Selling Fund Shares

You may buy and sell shares of each series through authorized financial advisors as well as directly from the Service Center. The same terms and conditions apply. The price at which you buy and sell shares is based on the next calculation of the Net Asset Value ("NAV") after the order is received by the Service Center or your financial advisor, provided that your financial advisor forwards your order to the Service Center in a timely manner. You should contact your financial advisor if you have a dispute as to when your order was placed with the fund. Your financial advisor may charge a fee for buying and selling shares for you.

Investment minimums

Your initial investment must be at least $1,000,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

o  A current or former director or trustee of the Deutsche or DWS mutual funds.

o An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

The fund and its service providers reserve the right to waive or reduce the investment minimums from time to time at their discretion.

How to contact the fund's Service Center:

----------------------------------------------------------------------
By Phone:               1-800-730-1313
----------------------------------------------------------------------
First Investments       Deutsche Asset Management
By Mail:                c/o Scudder Investments
                        PO Box 219356
                        Kansas City, MO 64121-9356
----------------------------------------------------------------------
Additional              Deutsche Asset Management
Investments By Mail:    c/o Scudder Investments
                        PO Box 219154
                        Kansas City, MO 64121-9154
----------------------------------------------------------------------
By Express              Deutsche Asset Management
Registered or           c/o DWS Scudder
Certified Mail:         210 W. 10th Street
                        Kansas City, MO 64105-1614
----------------------------------------------------------------------

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 6:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

How to open your fund account:

----------------------------------------------------------------------
By               Mail: Complete and sign the account application
                 that accompanies this prospectus. (You may obtain
                 additional applications by calling the Service
                 Center.) Mail the completed application along with
                 a check payable to the series you have selected to
                 the Service Center. The addresses are shown under
                 "How to Contact the fund's Service Center."
----------------------------------------------------------------------
By Wire:         Call the Service Center to set up a wire account.
----------------------------------------------------------------------
Series Name and  Cash Reserve Prime Institutional -- 311
Series Number:   Cash Reserve Treasury Institutional -- 300
                 Cash Reserve Tax-Free Institutional -- 306
----------------------------------------------------------------------

Please note that your account cannot become activated until we receive a completed application via mail or fax.

If this is your first investment through a tax-sheltered retirement plan, such as an IRA, you will need a special application form. This form is available from your advisor, or by calling the Service Center at 1-800-730-1313.

How to buy and sell shares

MAIL:

Buying: Send your check, payable to "Cash Reserve Prime Institutional -- 311", "Cash Reserve Treasury Institutional -- 300" or "Cash Reserve Tax-Free Institutional -- 306" to the Service Center. Be sure to include the series number and your account number (see your account statement) on your check. Please note that we cannot accept cash, money orders, travelers' checks, starter checks, third-party checks, checks issued by credit card companies or internet based companies, or checks drawn on foreign banks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. Your signature must be signature guaranteed if the amount is more than $100,000, or if the redemption proceeds will be sent to an address other than the one on record. Unless exchanging into another Deutsche Asset Management Fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call the Service Center at 1-800-730-1313 by 11:00 a.m. Eastern time for the Treasury Series, 12:00 p.m. Eastern time for the Tax-Free Series, and 4:00 p.m. Eastern time for the Prime Series to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time.

----------------------------------------------------------------------
Bank Name          Deutsche Bank Trust Company Americas
----------------------------------------------------------------------
Routing No:        021001033
----------------------------------------------------------------------
Attn:              Deutsche Asset Management Funds
----------------------------------------------------------------------
DDA No:            00-226-296
----------------------------------------------------------------------
FBO:               (Account name)
                   (Account number)
----------------------------------------------------------------------
Credit:            Cash Reserve Prime Institutional -- 311
                   Cash Reserve Treasury Institutional -- 300
                   Cash Reserve Tax-Free Institutional -- 306
----------------------------------------------------------------------

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a daily authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or the Service Center at 1-800-730-1313 prior to 11:00 a.m. Eastern time for the Treasury Series, prior to 12:00 p.m. Eastern time for the Tax-Free Series, and prior to 4:00 p.m. Eastern time for the Prime Series. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. We must receive your order by 11:00 a.m. Eastern time for the Treasury Series, by 12:00 p.m. Eastern time for the Tax Free Series, and by 4:00 p.m. Eastern time for the Prime Series to wire your account the same business day. Wire transfers may be restricted on holidays and at certain other times.

TELEPHONE TRANSACTIONS:

You may place orders to buy and sell over the phone by calling your financial advisor or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares you must state whether you would like to receive the proceeds by wire or check.

Exchange Privilege. You can exchange all or part of your shares for shares of certain other Deutsche Asset Management mutual funds.

When you exchange shares, you are selling shares in one fund to purchase shares in another. Exchanges are a shareholder privilege, not a right: we may reject any exchange order. Before buying shares through an exchange, you should be sure to obtain a copy of that fund's prospectus and read it carefully. You will receive a written confirmation of each transaction from the Service Center or your financial advisor.

Please note the following conditions:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

o You may make the exchange by phone (if your account has the exchange by phone feature) or by letter.

o If you are maintaining a taxable account, you may have to pay taxes on the exchange.

o Your exchange must meet the minimum investment requirement for the class of shares being purchased.

o  The accounts between which you exchange must be the same share class.

Special shareholder services

To help make investing with us as easy as possible, and to help you build your investment, we offer the following special services. You can obtain further information about these programs by calling the Service Center at 1-800-730-1313.

o Regular Investments: You can make regular investments automatically from your checking account. You will need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum.

o Regular Withdrawals: You can arrange regular monthly, quarterly, semi-annual and annual sales of shares in your account. The minimum transaction is $50, and the account must have a balance of at least $10,000 to qualify. You will need to make sure your bank has ACH services. Transactions take two to three days to be completed and there is a $50 minimum.

o Checkwriting: We issue you a checkbook linked to your account. You can sell shares by writing a check for the desired amount free of charge, but you cannot close your account by check. You continue to earn dividends on the shares you sell by check until the check clears. The minimum check amount is $500.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the series. Please note that a financial advisor may charge fees separate from those charged by a series.

Keep in mind that the information in this prospectus applies only to each series' Institutional Class. Each series has another share class, which is described in a separate prospectus and has different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call 1-800-730-1313.

Policies about transactions

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund then we may reject your application order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the NAV per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Ordinarily, we receive your purchase order in good order before 11:00 a.m. Eastern time for the Treasury Series, 12:00 p.m. Eastern time for the Tax- Free Series, and 4:00 p.m. Eastern time for the Prime Series (or earlier, if the fund closes early) you will receive the dividends declared on that day. If we receive it after 11:00 a.m. Eastern time for the Treasury Series, 12:00 p.m. Eastern time for the Tax-Free Series, and 4:00 p.m. Eastern time for the Prime Series you will not. You will not receive the dividends declared on the day you sell your shares.

After we or your financial advisor receive your order, we buy or sell your shares at the next price calculated on a day the fund is open for business.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven calendar days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares. For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve."

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

When you want to send sale proceeds to a third party or to a new address, you will usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances. A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor or the Service Center for more information.

During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

Account statements and fund reports: We or your financial advisor will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you a semi-annual and annual report on your series' overall performance, its current holdings and its investing strategies.

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in the series and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, each series reserves the right to and may reject or cancel a purchase or exchange order into the series for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Deutsche Asset Management or Scudder Investments funds.

How the fund calculates share price

We calculate the daily price of each series' shares (also known as the "Net Asset Value" or "NAV") each day the fund is open for business, as of 11:00 a.m. Eastern time for the Treasury Series, as of 12:00 p.m. Eastern time for the Tax-Free Series and as of 4:00 p.m. Eastern time for the Prime Series.

You can find the fund's daily share price for each series in the mutual fund listings of most major newspapers.

The bond markets or other primary trading markets for a series may close early on the day before certain holidays are observed, (for example, on the day after Thanksgiving and the day before Christmas). If the Bond Market Association recommends an early close of the bond markets, a series may also close early. You may call the Service Center at 1-800-730-1313 for additional information about whether a series will close early before a particular holiday. On days a series closes early:

o All orders received prior to a series' close will be processed as of the time a series' NAV is next calculated.

o Redemption orders received after a series' close will be processed as of the time the series' NAV is next calculated.

o Purchase orders received after a series' close will be processed the next business day.

Each series uses the amortized cost method to account for any premiums or discounts above or below the face value of any securities that it buys. This method writes down the premium -- or marks up the discount -- at a constant rate until maturity. It does not reflect daily fluctuations in market value. Each series' NAV will normally be $1.00 per share.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the Internal Revenue Service that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information or for other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a series' best interest or when a series is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your series shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below a series' minimum account balance; we will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Deutsche fund shares or in any case where a fall in share price created the low balance).

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a series generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the series' net assets, whichever is less.

o change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a series' investment minimum at any time).

o suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a series or the fair determination of the value of a series' net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes

The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) The fund may not always pay a dividend or distribution for a given period.

The fund's income dividends are declared daily and paid monthly to shareholders. The fund may take into account capital gains and losses in its daily dividend declarations.

The fund may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check or wire. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. The fund does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For tax purposes, an exchange is the same as a sale.

Dividends from the Tax-Free Series are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal income tax liability.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. Additional information may be found in the fund's Statement of Additional Information.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- Additional information about each series' investments is available in the series' annual and semiannual reports to shareholders. In the series' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each series' performance during its last fiscal year.

Statement of Additional Information (SAI) -- This tells you more about the series' features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call 1-800-730-1313, or contact Deutsche Asset Management at the address listed below. The series' SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the series are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the series, including the series' SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.


Deutsche Asset Management     SEC                      Distributor
-------------------------------------------------------------------------------------
Institutional Money Funds --  100 F Street, N.E.       DWS Scudder Distributors, Inc.
Client Services               Washington, D.C. 20549   222 South Riverside Plaza
210 West 10th Street          www.sec.gov              Chicago, IL 60606-5808
Kansas City, MO 64105-1614    1-800-SEC-0330           1-800-621-1148
E-mail:
www.dws-scudder.com
1-800-730-1313









SEC File Number:

Cash Reserve Fund, Inc.             811-3196

                                                          [DWS SCUDDER Logo]
                                                         Deutsche Bank Group

                             CASH RESERVE FUND, INC.


                                  Prime Series
                   (Cash Reserve Shares, Institutional Shares)
                                 Treasury Series
                   (Cash Reserve Shares, Institutional Shares)
                                 Tax-Free Series
                   (Cash Reserve Shares, Institutional Shares)


                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 1, 2006




This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for the appropriate series and class shares of the Fund noted above dated August 1, 2006, as amended from time to time, a copy of which may be obtained without charge by contacting your securities dealer, shareholder servicing agent or by writing or calling the Fund at P.O. Box 219210, Kansas City, MO 64121, (800) 730-1313.

The Annual Report of the Fund, dated March 31, 2006, which accompany this Statement of Additional Information may also be obtained free of charge by calling (800) 730-1313.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----


INTRODUCTION...................................................................1

INVESTMENT RESTRICTIONS .......................................................2
   Portfolio Holdings Information..............................................3

INVESTMENT POLICIES AND TECHNIQUES.............................................4

PURCHASE AND REDEMPTION OF SHARES.............................................10

NET ASSET VALUE...............................................................17

DIVIDENDS.....................................................................18

TAXES.........................................................................19

DIRECTORS AND OFFICERS........................................................22


PROXY VOTING GUIDELINES.......................................................34

MANAGEMENT OF THE FUND........................................................36
   The Investment Advisor.....................................................36
   Distributor................................................................38

PORTFOLIO TRANSACTIONS........................................................41
   Independent Registered Public Accounting Firm..............................43
   Legal Counsel..............................................................43
   Transfer Agent.............................................................43
   Custodian..................................................................43
   Accounting Services........................................................44

FINANCIAL STATEMENTS..........................................................44


ADDITIONAL INFORMATION........................................................45


APPENDIX A....................................................................46

                                  INTRODUCTION

Cash Reserve Fund, Inc. (the "Fund") is a mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the company being considered for investment. There are two separate Prospectuses for the Fund's shares. These Prospectuses may be obtained without charge from your participating dealer or shareholder servicing agent or by writing to the Fund, P.O. Box 219210, Kansas City, MO 64121. Investors may also call (800) 730-1313. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses and, in order to avoid repetition, reference will be made to sections of the Prospectuses. Unless otherwise noted, the term "Prospectus" as used herein refers to the Prospectus for each class of the Fund's shares. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

The Fund and Its Shares

The Fund is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933 (the "1933 Act"). The Fund was organized as a corporation under the laws of the State of Maryland on November 19, 1980, reorganized as a business trust under the laws of the Commonwealth of Massachusetts on August 30, 1985 and, following certain changes in Maryland law, reorganized as a Maryland corporation effective April 5, 1990.

The Fund offers three series of shares (each such series is referred to herein as a "Series" and collectively as the "Series"):

o        Prime Series
o        Treasury Series
o        Tax-Free Series

There are currently five classes of the Prime Series, designated as the Cash Reserve Prime Shares (formerly Deutsche Bank Cash Reserve Prime Shares), the Cash Reserve Prime Class A Shares (formerly, Cash Reserve Prime Class A Shares), the Cash Reserve Prime Class B Shares (formerly, Cash Reserve Prime Class B Shares), the Cash Reserve Prime Class C Shares (formerly, Cash Reserve Prime Class C Shares), and the Cash Reserve Prime Institutional Shares (formerly,
Deutsche Bank Alex. Brown Cash Reserve Prime Institutional Shares). Prior to April 9, 2001 the Cash Reserve Prime Class A, B and C Shares were known as the Flag Investors Cash Reserve Prime Class A, B and C Shares. As of August 19, 2002, the Fund became part of the DWS family of funds. In connection with this change, the Fund's Board of Directors determined that the Fund will no longer offer Prime Series Class A, B and C shares for sale, as the DWS fund family currently offers Class A, B and C shares of a similar fund. As a result, shareholders holding Prime Series Class A, B and C shares as of August 19, 2002, can continue to hold their shares, but the Fund will not accept any further investments, other than by the reinvestment of dividends. There are currently two classes of the Treasury Series, designated as the Cash Reserve Treasury Shares (formerly, Deutsche Bank Alex. Brown Cash Reserve Treasury Shares) and the Cash Reserve Treasury Institutional Shares (formerly, Deutsche Bank Alex. Brown Cash Reserve Treasury Institutional Shares). There are currently two classes of the Tax-Free Series, designated as the Cash Reserve Tax-Free Shares (formerly, Deutsche Bank Alex. Brown Cash Reserve Tax-Free Shares) and the Cash Reserve Tax-Free Institutional Shares (formerly, Deutsche Bank Alex. Brown Cash Reserve Tax-Free Institutional Shares). On May 7, 2001, Deutsche Asset Management changed the name of its "Flag Investors" family of mutual funds to "Deutsche Asset Management." As a result, certain classes of the Fund have changed their names. This change resulted in modifications to the presentation of prospectuses, periodic reports and other publications on behalf of certain classes of the Fund.

The term "majority of the outstanding shares" of either the Fund or a particular Series or class as used in this Statement of Additional Information means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund or such Series or class present or represented by proxy at a meeting, if the holders of more than 50% of the outstanding shares of the Fund or such Series or class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund or such Series or class.

Shareholders do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all classes voting together for the election of directors may elect all of the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

The Board of Directors may classify or reclassify any unissued shares of any class or classes in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

The Fund's charter authorizes the issuance of shares, each with a par value of $.001. The Board of Directors may increase or (within limits) decrease the number of authorized shares without shareholder approval. A share of a Series represents an equal proportionate interest in such Series with each other share of that Series and is entitled to a proportionate interest in the dividends and distributions from that Series except to the extent such dividends and distributions may be affected by differences in the expenses allocated to a particular class.

The assets received by the Fund for the issue or sale of shares of each Series and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to that Series, and constitute the underlying assets of that Series. The underlying assets of each Series are segregated and are charged with the expenses attributable to that Series and with a share of the general expenses of the Fund as described below under "Expenses." While the expenses of the Fund are allocated to the separate books of account of each Series, certain expenses may be legally chargeable against the assets of all Series. In addition, expenses of a Series that are attributable to a particular class of shares offered by that Series are allocated to that class. See "Expenses."

The Fund's charter provides that the directors and officers of the Fund will not be liable to the Fund or its shareholders for any action taken by such director or officer while acting in his or her capacity as such, except for any liability to which the director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Fund's charter provides for indemnification by the Fund of the directors and officers of the Fund to the fullest extent permitted by the Maryland General Corporation Law (the "MGCL"). Such person may not be indemnified against any liability to the Fund or the Fund's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The MGCL also authorizes the purchase of liability insurance on behalf of the directors and officers.

The Fund will not normally hold annual shareholders' meetings. Directors may be removed from office only for cause by a vote of the holders of a majority of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Fund. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a director, the Fund will undertake to provide a list of shareholders or to disseminate appropriate materials.

Except as otherwise disclosed in the Prospectus and in this Statement of Additional Information, the Directors shall continue to hold office and may appoint their successors.

                             INVESTMENT RESTRICTIONS

The investment restrictions applicable to the Fund's investment program are set forth below. As a matter of fundamental policy, which may not be changed without the vote of a majority of the outstanding shares of a Series (as that term is defined in this Statement of Additional Information under the heading "The Fund and Its Shares").

As a matter of fundamental policy:

(1) The Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2) The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) The Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may deemed to be an underwriter in connection with the disposition of portfolio securities.

(4) The Fund may not purchase or sell real estate, which term does not include securities of companies which hold, deal or trade in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

(5) The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

(6) The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7) The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following additional investment restriction applies to the Prime Series:

(8) The Fund may not concentrate its investments in any particular industry (excluding US Government Obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction from time to time; except that the Fund will invest more than 25% of its total assets in the obligation of banks and other financial institutions.

The following additional investment restriction applies to the Tax-Free Series and Treasury Series:

(1) The Fund may not concentrate its investments in a particular industry, as that term is used in the1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following investment restriction may be changed by a vote of the majority of the Board of Directors of the Fund: no Series will invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days.

Portfolio Holdings Information

In addition to the public disclosure of Series portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, each Series may make its portfolio holdings information publicly available on the DWS Funds Series Web site as described in the prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if the Fund has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of the Series' non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund's Directors must make a good faith determination in light of the facts then known that the Series has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Series, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Series or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about a Series and information derived therefrom, including, but not limited to, how the Series' investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Series' holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund's Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Series.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Series. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Series portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Series from the potential misuse of portfolio holdings information by those in possession of that information.

                       INVESTMENT POLICIES AND TECHNIQUES


Prime Series

The Prime Series may invest in US Treasury obligations consisting of marketable securities and instruments issued by the US Treasury, including bills, notes, bonds and other obligations and repurchase agreements. The Prime Series may also invest in obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the US Government. Some of these obligations are backed by the full faith and credit of the US Government (e.g., the Government National Mortgage Association), others are supported by the issuing agency's right to borrow from the US Treasury (e.g., securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (e.g., Federal National Mortgage Association ("Fannie Mae").

The Prime Series may invest up to 10% of its total assets in non-affiliated money market funds with investment objectives and policies that are comparable to those of the Prime Series. The Prime Series will invest only in non-affiliated money market mutual funds that maintain a "AAA" rating by a nationally recognized statistical rating organization ("NRSRO").

The Prime Series may invest in highly rated insurance company funding agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows the Fund to terminate the agreement at a specified time to the insurance company prior to maturity. The Fund will purchase funding agreements with unconditional puts of 30 or 90 days or less. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. The Fund will only purchase funding agreements with counterparty ratings of A1+ by the Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P") or P1 by Moody's Investors Service, Inc. ("Moody's"). Funding agreements are considered "illiquid" securities and will count towards the 10% maximum limit that may be held by the Prime Series.

The Prime Series may also invest in a broad range of commercial and bank obligations that the Fund's investment advisor (the "Advisor"), under guidelines established by the Board of Directors, believes present minimal credit risk and that satisfy the criteria for an "Eligible Security" as defined in Rule 2a-7 under the 1940 Act as described below.

The Prime Series may invest in commercial paper and variable amount master demand notes. Commercial paper obligations are short-term, unsecured negotiable promissory notes of US or foreign corporations that at the time of purchase meet the rating criteria as an "Eligible Security." Investments in foreign commercial paper generally involve risks similar to those described below relating to obligations of foreign banks or foreign branches of US banks.

Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the quality criteria described below. The interest rate on a variable amount master demand note is periodically redetermined according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal amount of the note on relatively short notice. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Prime Series might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

The Prime Series may invest in bank certificates of deposit and bankers' acceptances that (i) are issued by US and foreign banks that satisfy applicable quality standards; or (ii) are fully insured as to principal and interest by the Federal Deposit Insurance Corporation. For purposes of the Fund's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation and by government regulation. If the Advisor, acting under the supervision of the Board of Directors, deems the instruments to present minimal credit risk, the Prime Series may invest in obligations of foreign banks or foreign branches of US banks which may include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada, and Australia. Investments in these obligations may entail risks that are different from those of investments in obligations of domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, differing reserve requirements, reporting and recordkeeping requirements and accounting standards, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of US banks.

The Prime Series may invest in municipal securities consisting of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public purposes (including the construction of a wide range of public facilities), for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities ("private activity bonds"). The Prime Series invests in high quality municipal securities that the Advisor believes, under guidelines established by the Board of Directors, present minimal credit risk and that at the time of purchase are rated within the two highest credit categories assigned by a NRSRO (provided that such purchases would be further limited unless the instrument meets the definition of an "Eligible Security" as defined in Rule 2a-7 under the 1940 Act), including: (1) bonds rated Aaa or Aa by Moody's or AAA or AA by S&P; (2) municipal commercial paper rated Prime-1 or Prime-2 by Moody's or A-1+, A-1 or A-2 by S&P; (3) municipal notes and floating and variable rate demand obligations rated SP-1 or higher by S&P or MIG2 or VMIG or higher by Moody's; and (4) obligations secured by letters of credit providers rated within the two highest categories by any nationally recognized bank rating agency approved by the Fund's Board of Directors. The Prime Series may purchase unrated securities if they are determined by the Advisor, under guidelines established by the Board of Directors, to be of comparable value to those obligations rated in the categories described above.

The Prime Series may invest in deposits, bonds, notes, debentures and other debt obligations that at the time of purchase have, or are comparable in priority and security to other securities of such issuer which have, outstanding short-term obligations meeting the above short-term rating requirements, or if there are no such short-term ratings, are determined by the Advisor, acting under the supervision of the Board of Directors, to be of comparable quality and are rated in the top three highest long-term rating categories by a NRSRO rating such security.

Treasury Series

The Treasury Series may invest in securities issued or guaranteed by the US government including US Treasury securities such as bills, notes, bonds and other obligations. The Treasury Series may also invest, to a limited extent, in repurchase agreements collateralized by US government securities and in adjustable rate obligations. Such investments will be made only when it is necessary to ensure that the Series is fully invested while satisfying its liquidity requirements. The Treasury Series may commit up to 15% of its net assets to the purchase of when-issued US government securities.

The Treasury Series may invest up to 10% of its total assets in non-affiliated money market funds with investment objectives and policies that are comparable to those of the Treasury Series. The Treasury Series will invest only in non-affiliated money market mutual funds that maintain a "AAA" rating by a nationally recognized statistical ratings organization ("NRSRO").

Tax-Free Series

The Tax-Free Series may invest in municipal securities consisting of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public purposes (including the construction of a wide range of public facilities), for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities ("private activity bonds"); provided that the interest paid on such debt obligations and private activity bonds, in the opinion of bond counsel, is exempt from federal income tax.

The Tax-Free Series may invest in commercial paper and variable amount master demand notes. Commercial paper obligations are short-term, unsecured negotiable promissory notes of US or foreign corporations that at the time of purchase meet the rating criteria as an "Eligible Security." Investments in foreign commercial paper generally involve risks similar to those described below relating to obligations of foreign banks or foreign branches of US banks.

Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the quality criteria described below. The interest rate on a variable amount master demand note is periodically redetermined according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal amount of the note on relatively short notice. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Tax-Free Series might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

The Tax-Free Series invests in high quality municipal securities that the Advisor believes, under guidelines established by the Board of Directors, present minimal credit risk and that at the time of purchase are rated within the two highest credit categories assigned by a NRSRO (provided that such purchases would be further limited unless the instrument meets the definition of an "Eligible Security" as defined in Rule 2a-7 under the 1940 Act), including:
(1) bonds rated Aaa or Aa by Moody's or AAA or AA by S&P; (2) municipal commercial paper rated Prime-1 or Prime-2 by Moody's or A-1+, A-1 or A-2 by S&P;
(3) municipal notes and floating and variable rate demand obligations rated SP-1 or higher by S&P or MIG2 or VMIG or higher by Moody's; and (4) obligations secured by letters of credit providers rated within the two highest categories by any nationally recognized bank rating agency approved by the Fund's Board of Directors. The Tax-Free Series may purchase unrated securities if they are determined by the Advisor, under guidelines established by the Board of Directors, to be of comparable value to those obligations rated in the categories described above. The Tax-Free Series may also purchase securities that have no short-term rating, but are rated in one of the top three highest long-term rating categories by at least one NRSO.

The Tax-Free Series may invest up to 10% of its total assets in non-affiliated money market funds with investment objectives and policies that are comparable to those of the Tax-Free Series. The Tax-Free Series will invest only in non-affiliated money market mutual funds that maintain a "AAA" rating by a NRSRO.

The Tax-Free Series may hold cash reserves pending investment in municipal securities.

It is a fundamental policy of the Tax-Free Series to have its assets invested so that at least 80% of the income earned by the Series will be exempt from regular federal income tax, and it is the present intention (but it is not a fundamental policy) to invest its assets so that 100% of its annual interest income will be exempt from regular federal income tax. The Tax-Free Series may not count securities that generate income subject to alternative minimum tax towards the 80% investment requirement.

The Tax-Free Series will seek to avoid the purchase of private activity bonds, the interest on which would be considered to be an item of preference for purposes of determining a shareholder's alternative minimum tax liability under the Internal Revenue Code of 1986, as amended (the "Code").

The Tax Free Series may invest up to 35% of its net assets in municipal trust receipts ("MTRs"). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Fund's investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk.
Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund. While the Fund expects to benefit from a legal opinion to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. In the event the IRS issues an adverse ruling, there is a risk that the interest paid on such MTRs would be deemed taxable.

Other Investment Practices

From time to time, on a temporary basis or for defensive purposes, however, the Treasury or Prime Series may invest up to all of its assets in taxable short-term investments that meet the criteria for investment for the Treasury or Prime Series as described above.

The Fund may enter into the following arrangement with respect to any Series:

When Issued Securities. When-issued securities involve commitments by a Series to purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. A Series will generally not pay for such securities or start earning interest on them until they are received. When-issued commitments will not be used for speculative purposes and will be entered into only with the intention of actually acquiring the securities.
Securities purchased on a when-issued basis may expose the Series to risk because the securities may experience fluctuations in value prior to their actual delivery. Upon purchasing a security on a when-issued basis, a Series will segregate cash or liquid securities in an amount at least equal to its when-issued purchase commitment.

The Prime Series and the Treasury Series may also enter into the following arrangement:

Repurchase Agreements. Repurchase Agreements are agreements under which the Series acquires ownership of an obligation and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Series' holding period. Although the underlying collateral for repurchase agreements may have maturities exceeding 397 days, repurchase agreements entered into by a Series will not have a stated maturity in excess of seven days from the date of purchase. A Series may enter into repurchase agreements with institutions that the Advisor believes present minimal credit risk. Default by, or bankruptcy proceedings with respect to the seller may, however, expose the Series to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

The Prime Series may also enter into the following arrangements:

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of money market instruments held by the Prime Series, with an agreement to repurchase the instruments at an agreed upon price and date. The Prime Series will employ reverse repurchase agreements only when necessary to meet unanticipated net redemptions so as to avoid liquidating other money market instruments during unfavorable market conditions. The Prime Series will utilize reverse repurchase agreements when the interest income to be earned from portfolio investments that would otherwise have to be liquidated to meet redemptions is greater than the interest expense incurred as a result of the reverse repurchase transactions. Reverse repurchase agreements involve the risk that the market value of securities retained by the Prime Series in lieu of liquidation may decline below the repurchase price of the securities the Prime Series is obligated to repurchase.

Asset-Backed Securities. The Prime Series may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets.

Asset-backed securities present certain risks. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Delayed Delivery. To secure prices deemed advantageous at a particular time, the Prime Series may purchase securities on a delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. The Prime Series will enter into delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. Securities purchased on a delayed-delivery basis may expose the Prime Series to risk because the securities may experience fluctuations in value prior to their actual delivery or the seller may fail to consummate the transactions. The Prime Series does not accrue income with respect to a delayed-delivery security prior to its stated delivery date. Purchasing securities on a delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Upon purchasing a security on a delayed-delivery basis, the Prime Series will segregate cash or liquid securities in an amount at least equal to the delayed-delivery commitment.

Each Series may invest in instruments that have certain minimum ratings of either Moody's or S&P as permitted by the investment objective, policies and restrictions of each such Series and are "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act. Rule 2a-7 defines "Eligible Security" as follows:

(i) a security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of Short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) by the Requisite NRSROs(1) in one of the two highest rating categories for Short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing); or

(ii)     a security:

         (A) that at the time of issuance was a long-term security but that has a remaining maturity of 397 calendar days or less, and

         (B) whose issuer has received from the Requisite NRSROs a rating, with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the security, in one of the three highest rating categories for short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing); or

(iii) an unrated security that is of comparable quality to a security meeting the requirements of paragraphs (i) or (ii) of this section, as determined by the money market fund's board of directors; provided, however, that:

         (A) the board of directors may base its determination that a standby commitment is an Eligible Security upon a finding that the issuer of the commitment presents a minimal risk of default; and

         (B) a security that at the time of issuance was a long-term security but that has a remaining maturity of 397 calendar days or less and that is an unrated security(2) is not an Eligible Security if the security has a long-term rating from any NRSRO that is not within the NRSRO's three highest categories (within which there may be sub-categories or gradations indicating relative standing).

---------------------

(1) "Requisite NRSRO" shall mean (a) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time a Series purchases or rolls over the security, that NRSRO. At present the NRSROs are: the Standard & Poor's Division of the McGraw-Hill Companies, Inc, Moody's Investors Service, Inc., Fitch, Inc. and Dominion Bond Rating Services Ltd. Subcategories or gradations in ratings (such as a "+" or "-") do not count as rating categories.

(2) An "unrated security" is a security (i) issued by an issuer that does not have a current short-term rating from any NRSRO, either as to the particular security or as to any other short-term obligations of comparable priority and security; (ii) that was a long-term security at the time of issuance and whose issuer has not received from any NRSRO a rating with respect to a class of short-term debt obligations now comparable in priority and security; or (iii) a security that is rated but which is the subject of an external credit support agreement not in effect when the security was assigned its rating, provided that a security is not an unrated security if any short-term debt obligation issued by the issuer and comparable in priority and security is rated by any NRSRO.

See Appendix A following this Statement of Additional Information for a description of the minimum ratings of certain NRSROs for instruments in which each Series may invest.

                        PURCHASE AND REDEMPTION OF SHARES

Policies and procedures affecting transactions in the Fund's shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial services firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

Shares of the Fund are distributed by DWS Scudder Distributors, Inc. ("DWS-SDI" or the "Distributor"). The Fund offers the classes of shares set forth in "The Fund and its Shares" Section of this Statement of Additional Information. General information on how to buy shares of the Fund is set forth in "Buying and Selling Fund shares" in the Fund's Prospectuses. The following supplements that information.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. The Fund will be deemed to have received a redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by DWS Scudder Investments Service Company ("Transfer Agent").

Use of Financial Services Firms. Investment dealers and other firms ("Firms") provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. The Fund has authorized the Shareholder Service Agent to pay other Firms, out of the applicable Series' assets, up to 0.03 of 1% for Institutional Shares and 0.10% for Cash Reserve Shares for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Fund and other similar functions. These Firms also coordinate with the Fund's transfer agent in connection with the Fund's check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectuses and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Important information about buying and selling shares" in the prospectuses.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Signature Guarantees. Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

      o     Your redemption is for greater than $100,000 worth of shares,
      o     Your account registration has changed within the last 15 days,
      o The check is being mailed to a different address than the one on your account (record address),
      o The check is being made payable to someone other than the account owner(s),
      o The redemption proceeds are being transferred to a fund account with a different registration, or
      o You wish to have redemption proceeds wired to a non-pre-designated bank account.

The Fund reserves the right to reject purchases of fund shares (including purchases that are part of an exchange) for any reason.

You should be able to obtain a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can not get a signature guarantee from a notary public and we must be provided the original guarantee, not a photocopy.

The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Directors and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

Redemption or Repurchase of Shares

General. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by DWS Scudder Investments Service Company ("DWS-SISC" or the "Transfer Agent"), the shareholder may redeem such shares by sending a written request and, if required, a signature guarantee to DWS Funds, Attention: Redemption Department, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests must be unconditional. Redemption requests and a stock power must be endorsed by the account holder(s) with signatures guaranteed. (See "Purchase and Redemption of Shares -- Signature Guarantee" Section.) The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner(s). Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, directors, trustees or guardians.

The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Transfer Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven calendar days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, QuickSell or Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. The redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class B Shares" below.

A "Business Day" means any day on which The New York Stock Exchange (the "NYSE") is open. For an investor who has a shareholder account with the Fund, the Transfer Agent must receive the investor's redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's redemption order before the close of regular trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

In addition, the each Series reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the NYSE is closed other than customary weekend or holiday closings; 2) trading on the NYSE is restricted; 3) an emergency exists which makes the disposal of securities owned by a Series or the fair determination of the value of a Series' net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

If the value of your account falls below the minimum account balance requirement for the respective class, the Fund reserves the right to redeem your shares or close your account after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

Shareholders can request the following telephone privileges: redemption by wire and QuickSell transactions (see "Special Features") and exchange transactions for individual accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Transfer Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Transfer Agent at (800) 730-1313.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholders of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Transfer Agent with signatures guaranteed. Telephone requests may be made by calling (800) 730-1313. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail or make an online redemption. The Fund reserves the right to terminate or modify this privilege at any time.

Redemption by Check/ACH Debit Disclosure. Cash Reserve Shares (Prime Series, Treasury Series, Tax-Free Series) will accept Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your Fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the Fund upon receipt of an ACH debit entry referencing your account number, to redeem Series shares in your account to pay the entry to the third party originating the debit. The Fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The Fund, the Fund's transfer agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; the fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your Fund account should not be initiated or authorized by you in amounts exceeding the amount of Cash Reserve Shares of a Series then in the account and available for redemption. The fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your Fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by the Fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

If you have told the Fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling your financial advisor or investment firm in time for them to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, the Fund may also require that you put your request in writing so that the Fund will receive it within 14 days after you call. If you order the Fund to stop one of these payments three (3) business days or more before the transfer is scheduled and the Fund does not do so, the Fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment.

In case of errors or questions about your ACH debit entry transactions please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first Fund statement on which the transaction appears) if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. The Shareholder Service Agent must hear from your financial advisor or investment firm no later than 60 days after the Fund sent you the first Fund account statement on which the problem or error appeared. If the Shareholder Service Agent is not notified by your financial advisor or investment firm within sixty (60) days after the Fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if the Fund or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

When you report a suspended transaction, we will need your name and account number, a description of the error or the transfer you are unsure about, an explanation as to why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event the Fund, the Fund's named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the Fund's agreement with you, the Fund may be liable for your losses or damages. The Fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, the Fund's liability shall not exceed the amount of the transfer in question.

The Fund, the Fund's Transfer Agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given the Fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and the fund reserves the right to suspend, terminate or modify your ability to redeem Cash Reserve Shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association ("NACHA") Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to the Transfer Agent, which the Fund has authorized to act as its agent. There is no charge with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by the Transfer Agent. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Valuation of Shares, Subscriptions and Redemptions" section, "Valuation of Shares" sub-section) and received by the Transfer Agent prior to the close of the Transfer Agent's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Redemption by Wire. If the account holder has given or the account holders have given authorization for wire redemption to the account holder's or account holders' brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single account previously designated by the accountholder(s). Requests received by the Transfer Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Fund share effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Transfer Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Transfer Agent will honor requests by telephone at (800) 730-1313 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Transfer Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the redemption by wire privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DWS-SDI receives any contingent deferred sales charge directly.

Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

        Year of Redemption              Contingent Deferred
        After Purchase                      Sales Charge
        --------------                      ------------

        First                                    4%
        Second                                   3%
        Third                                    3%
        Fourth                                   2%
        Fifth                                    2%
        Sixth                                    1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawal plan (see "Special Features -- Automatic Withdrawal Plan" below); (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code
Section 72(t)(2)(A)(iv) prior to age 59 1/2; and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Scudder IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Transfer Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege); (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund); (c) redemptions in connection with distributions qualifying under the hardship provisions of the Code; and (d) redemptions representing returns of excess contributions to such plans.

Redemption in Kind

Although it is the Fund's present policy to redeem in cash, a Series may satisfy a redemption request in whole or in part by a distribution of portfolio securities of the Series in lieu of cash, taking such securities at the same value used to determine net asset value. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption also would not be as liquid as a redemption entirely in cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Series is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable series at the beginning of the period.

Special Features

Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date. Exchange Redemptions can only be made for Class A, B, and C shares. The Exchange Privilege can also be utilized for Prime Institutional Shares, Treasury Institutional Shares and Tax-Free Institutional Shares.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. -- Prime Series, Cash Reserve Fund, Inc. -- Treasury Series, Cash Reserve Fund, Inc. -- Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements.

Shareholders must obtain prospectuses of the funds they are exchanging into from their dealers, other firms or DWS-SDI.

Automatic Exchange Privilege. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or each Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Series shares. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 calendar days. By enrolling in QuickBuy and QuickSell, the shareholder authorizes the Transfer Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Once enrolled in QuickBuy and QuickSell, a shareholder can initiate a transaction by calling Shareholder Services toll free at (800) 730-1313, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Investment Company Capital Corporation, c/o DWS Scudder, P.O. Box 219415, Kansas City, Missouri 64121-9415.

Termination will become effective as soon as the Transfer Agent has had a reasonable amount of time to act upon the request. QuickBuy and QuickSell cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Series' shares may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $50. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under an automatic withdrawal plan is 12% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested without sales charges. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The automatic withdrawal plan may be amended on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

Tax-Sheltered Retirement Plans. The Transfer Agent provides retirement plan services and documents and the Transfer Agent can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education Individual Retirement Accounts. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Transfer Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

                                 NET ASSET VALUE

The net asset value of the Treasury Series is determined daily as of 11:00 a.m. (Eastern time), the Tax-Free Series is determined daily as of 12:00 p.m. (Eastern time) and the net asset value of the Prime Series is determined daily as of 4:00 p.m. (Eastern time) each day that the Fund's custodian and the New York Stock Exchange are open for business.

For the purpose of determining the price at which shares of each class of each Series are issued and redeemed, the net asset value per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments of such Series as set forth below; (b) deducting such Series' and class' liabilities; (c) dividing the resulting amount by the number of outstanding shares of such class; and (d) rounding the per share net asset value to the nearest whole cent. As discussed below, it is the intention of the Fund to maintain a net asset value per share of $1.00 for each class of each Series.

Each Series values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. Calculations are made to compare the value of the Series' investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Series' $1.00 per share net asset value, or if there were any other deviation that the Board of Directors of the Fund believed would result in a material dilution to shareholders or purchasers, the Board of Directors would promptly consider what action, if any, should be initiated. If a Series' net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Directors of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Directors, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Series' net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Directors of the Fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of a Series' net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

                                    DIVIDENDS

All of the net income earned on the Prime Series, Treasury Series and the Tax-Free Series is declared daily as dividends to the respective holders of record of shares of each class of each Series. The net income of each Series for dividend purposes (from the time of the immediately preceding determination thereof) consists of (a) interest accrued and discount earned (including both original issue and market discount), if any, on the assets of such Series and any general income of the Fund prorated to the Series based on its relative net assets, less (b) amortization of premium and accrued expenses for the applicable dividend period attributable directly to such Series and general expenses of the Fund prorated to each such Series based on its relative net assets. Expenses attributable to a class of a Series are allocated to that class. Although realized gains and losses on the assets of each Series are reflected in the net asset value of such Series, they are not expected to be of an amount which would affect the net asset value of any Series of $1.00 per share for the purposes of purchases and redemptions. Realized gains and losses may be declared and paid yearly or more frequently. The amount of discount or premium on instruments in each Series is fixed at the time of their purchase. See "Net Asset Value Determination" above.

The Fund will reinvest dividend checks (and future dividends) in shares of that same Series and class if checks are returned as undeliverable.

Dividends will be reinvested in shares of the same class of the Series unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. To use this privilege of investing dividends of the Series in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Series distributing the dividends. The Series automatically will reinvest dividend checks (and future dividends) in shares of that same Series and class unless the shareholder requests payment in cash at the time the application is completed. The Series also will reinvest dividend checks in shares of that same Series and class if checks are returned as undeliverable. Dividends and other distributions of the Series in the aggregate amount of $10 or less are automatically reinvested in shares of the Series unless the shareholder requests that such policy not be applied to the shareholder's account.

Should a Series incur or anticipate any unusual expense, loss or depreciation which would adversely affect the net asset value per share or net income per share of any class of the Series for a particular period, the Board of Directors would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of any class of a Series was reduced, or was anticipated to be reduced, below $1.00, the Board of Directors might suspend further dividend payments with respect to such class or Series until the net asset value returns to $1.00. Thus, the expense, loss or depreciation might result in a shareholder (i) receiving no dividends for the period during which the shareholder held shares of such class or Series or (ii) receiving upon redemption a price per share lower than that which he paid.

Dividends on all classes of a Series are normally payable on the first day that a share purchase or exchange order is effective but not on the day that a redemption order is effective. Share purchases for the Treasury Series effected before 11:00 a.m., share purchases for the Tax-Free Series effected before 12:00 p.m. (Eastern Time), and share purchases for the Prime Series effected before 4:00 p.m. (Eastern Time) begin to earn dividends on the same business day. Dividends are declared daily and reinvested monthly in the form of additional full and fractional shares of the same Series at net asset value unless the shareholder has elected to have dividends paid in cash.

                                      TAXES

The following is only a summary of certain material federal income tax considerations generally affecting the Series and their shareholders. No attempt is made to present a complete explanation of the tax treatment of the Series or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors regarding an investment in a Series, with specific reference to their own tax situation, including their state and local tax liabilities. The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder, as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein. Each Series intends to continue to qualify to be treated as a "regulated investment company ("RIC") as defined under Subchapter M of the Code each taxable year. Accordingly, each Series must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, certain other related income, including, generally, certain gains from options, futures and forward contracts, and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income), and (b) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the market value of the total assets of the Series is represented by cash and cash items, United States government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the total assets of the Series or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that a Series controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

Investments   in   partnerships,   including   in  qualified   publicly   traded
partnerships, by a Series may results in the Series' being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, each Series will not be subject to US federal income tax on the portion of its net investment income and net realized capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each Series must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses, but determined without regard to the deduction for dividends paid) and (ii) 90% of its net tax-exempt interest income, for each tax year, if any. A Series will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Treasury Series may make investments in securities (such as STRIPS) that bear an "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The Treasury Series will be deemed to have received interest income on the securities it holds even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Treasury Series must distribute to satisfy the distribution requirement described above. In some cases, the Treasury Series may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the distribution requirement.

Although each Series intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Series will be subject to federal income taxation to the extent any such income or gains are not distributed.

If, in any taxable  year,  a Series  fails to qualify for any taxable  year as a
RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the current and accumulated earnings and profits of the Series. In this event, distributions generally will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction for corporate shareholders. Moreover, if a Series fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Series failed to qualify as a RIC for a period greater than two taxable years, the Series may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Series had been liquidated) in order to qualify as a RIC in a subsequent year. The Board of Directors reserves the right not to maintain the qualification of a Series as a RIC if it determines such course of action to be beneficial to shareholders.

If a Series fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Series will be subject to a nondeductible 4% Federal excise tax on undistributed amounts not meeting the 98% threshold. For this purpose, however, any ordinary income or net capital gain retained by a Series that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under- or over-distribution, as the case may be, from the previous year. Each Series intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon. However, the Fund can give no assurances that its distributions will be sufficient to eliminate all taxes.

A Series may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Series are treated as ordinary income or capital gain, accelerate the recognition of income to a Series and/or defer its ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Series.

Taxation of US Shareholders

Dividends and Distributions. Dividends of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such dividends are paid in cash or are reinvested in additional Shares, to the extent of the earnings and profits of the Series paying the dividend. Each Series anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

Each Series may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"), if any. If such gains are distributed as a capital gains distribution, they are taxable to shareholders that are individuals at a current maximum rate of 15%, whether paid in cash or shares and regardless of the length of time the shareholder has held shares. If any such gains are retained, a Series will pay federal income tax thereon, and, if a Series makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Series shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by a Series as a refundable credit.

If the distributions by a Series exceeds its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder's cost basis in the Series and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Gains and losses on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require a Series to adjust distributions in order to maintain a $1.00 net asset value. These procedures may result in under-or over-distributions of net investment income.

Because each of the Series' income is derived primarily from interest rather than dividends, no portion of a Series' distributions generally will be eligible for the corporate dividends-received deduction or treatment as "qualified dividend income" for purposes of taxation at long-term capital gain rates.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Series in the year in which the dividends were declared.

Sale or Exchange of Shares. Redemptions and exchanges of shares are taxable transactions for federal and state income tax purposes. However, because each Series seeks to maintain a constant $1.00 per share net asset value, you should not expect to realize a capital gain or loss upon redemption or exchange of your shares in a Series. If gain or loss does arise on the sale or exchange of a share, such gain or loss will be long-term if you held the share for more than one year and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 15% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed net capital gains of a Series with respect to such share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Series that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a 61-day period (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Notices; Backup Withholding. Each Series will provide a statement annually to shareholders as to the federal tax status of dividends and distributions paid (or deemed to be paid) by the Series during the year. In certain cases, a Series will be required to withhold and remit to the IRS a portion of the dividends, distributions and redemption proceeds payable to you equal to the current backup withholding tax rate if you (1) have failed to provide a correct tax identification number, (2) are subject to backup withholding by the IRS for failure to properly report receipt of interest or dividends, or (3) have failed to certify to the Series that you are not subject to backup withholding.

If you are a non-US investor in a Series, you may be subject to US withholding and estate tax and are encouraged to consult your tax advisor prior to investing in a Series.

State and Local Taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of state and local tax rules affecting an investment in the Fund. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment requirements that must be met by a Series. Investments in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by US government securities generally do not qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Additional Tax Information Regarding the Tax-Free Series

The Tax-Free Series intends to qualify to pay "exempt-interest dividends" to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of obligations the interest on which is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the net tax-exempt interest income of the Tax-Free Series will be "exempt-interest dividends" that are excluded from your gross income for regular federal income tax purposes.

Exempt-interest dividends may, however, have collateral federal income tax consequences, including alternative minimum tax consequences, as discussed below.

The percentage of income that constitutes "exempt-interest dividends" will be determined each year for the Tax-Free Series and will be applied uniformly to all dividends declared with respect to the Tax-Free Series during that year. This percentage may differ from the actual percentage for any particular day.

Exempt-interest dividends may be subject to the alternative minimum tax imposed by the Code (the "Alternative Minimum Tax"). The Alternative Minimum Tax is imposed at a maximum rate of up to 28% in the case of non-corporate taxpayers and at a maximum rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, generally will be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

Any interest on indebtedness you incur or continue to purchase or carry shares of the Tax-Free Series will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing shares. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in trade or business a part of such a facility.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Tax-Free Series to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.

Issuers of bonds purchased by the Tax-Free Series (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

The Tax-Free Series may not be a suitable investment for you if you are a tax-exempt shareholder or plan because you would not gain any additional benefit from the receipt of exempt-interest dividends.

Exempt-interest dividends from interest earned on municipal securities of a state or its political subdivisions, generally are exempt from that state's personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

The foregoing is only a summary of certain material US federal income tax consequences affecting the Series and their shareholders. Potential shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Series.

                             DIRECTORS AND OFFICERS

The following table presents certain information regarding the Board Members of the Fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member is c/o Dawn-Marie Driscoll, PO Box

100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Directors

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the  Fund                                                                         Number of Funds
 and Length of Time        Business Experience and                                               in Fund Complex
 Served                    Directorships During the Past 5 Years                                 Overseen
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr.      President, WGBH Educational Foundation. Directorships: Becton                 86
 (1943)                    Dickinson and Company (medical technology company); Belo Corporation
 Board Member since        (media company); Concord Academy; Boston Museum of Science; Public
 2006                      Radio International; DWS Global High Income Fund, Inc. (since
                           October 2005); DWS Global Commodities Stock Fund, Inc. (since
                           October 2005). Former Directorships: American Public Television; New
                           England Aquarium; Mass. Corporation for Educational
                           Telecommunications; Committee for Economic Development; Public
                           Broadcasting Service
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946) President, Driscoll Associates (consulting firm); Executive Fellow,           88
Chairman since 2006        Center for Business Ethics, Bentley College; formerly, Partner,
Board Member since         Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and
2006                       General Counsel, Filene's (1978-1988). Directorships: Advisory
                           Board, Center for Business Ethics, Bentley College; Member,
                           Southwest Florida Community Foundation (charitable organization);
                           Director, DWS Global High Income Fund, Inc. (since October 2005),
                           DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS
                           RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real
                           Estate Fund II, Inc. (since April 2005).  Former Directorships:
                           Investment Company Institute.  Former Memberships: Executive
                           Committee of the Independent Directors Council of the Investment
                           Company Institute
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)        Managing General Partner, Exeter Capital Partners (a series of                88
Board Member since         private equity funds). Directorships: Progressive Holding
2006                       Corporation (kitchen goods importer and distributor); Cloverleaf
                           Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income
                           Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund,
                           Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since
                           April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April
                           2005)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss        Clinical Professor of Finance, NYU Stern School of Business                   86
(1945)                     (1997-present); Director, DWS Global High Income Fund, Inc. (since
Board Member since         2001) and DWS Global Commodities Stock Fund, Inc. (since 2004);
2006                       Member, Finance Committee, Association for Asian Studies
                           (2002-present); Director, Mitsui Sumitomo Insurance Group (US)
                           (2004-present); prior thereto, Managing Director, J.P. Morgan
                           (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------


                                       23

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the  Fund                                                                         Number of Funds
 and Length of Time        Business Experience and                                               in Fund Complex
 Served                    Directorships During the Past 5 Years                                 Overseen
--------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business,             88
(1937)                     New York University (since September 1965); Director, Japan Equity
Board Member since         Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since
2002                       January 2000), Singapore Fund, Inc. (since January 2000), DWS Global
                           High Income Fund, Inc. (since October 2005), DWS Global Commodities
                           Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund,
                           Inc.  (since  April  2005) and DWS RREEF Real  Estate Fund II, Inc.
                           (since April 2005). Formerly, Trustee, TIAA (pension funds) (January
                           1996-January 2000); Trustee, CREF and CREF Mutual Funds (January
                           2000-March 2005); Chairman, CREF and CREF Mutual Funds (February
                           2004-March 2005); and Director, S.G. Cowen Mutual Funds (January
                           1985-January 2001)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor,                 88
(1946)                     Finance Department, The Wharton School, University of Pennsylvania
Board Member since         (since July 1972); Director, Lauder Institute of International
2002                       Management Studies (since July 2000); Co-Director, Wharton Financial
                           Institutions Center (since July 2000); Director, DWS Global High
                           Income Fund, Inc. (since October 2005), DWS Global Commodities Stock
                           Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc.
                           (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since
                           April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate
                           Division (July 1995-June 2000)
--------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate)              88
(1933)                     (since 1995); Director, DWS Global High Income Fund, Inc. (since
Board Member since         October 2005), DWS Global Commodities Stock Fund, Inc. (since
2002                       October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005)
                           and DWS RREEF Real Estate Fund II, Inc. (since April 2005).
                           Formerly, Trustee of various investment companies managed by Sun
                           Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management
                           (1985-2001) and Weiss, Peck and Greer (1985-2005)
--------------------------------------------------------------------------------------------------------------------

Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts              88
(1951)                     (charitable foundation) (1994 to present); Trustee, Thomas Jefferson
Board Member since         Foundation (charitable organization) (1994 to present); Trustee,
1995                       Executive Committee, Philadelphia Chamber of Commerce (2001 to
                           present); Director, DWS Global High Income Fund, Inc. (since October
                           2005), DWS Global Commodities Stock Fund, Inc. (since October 2005),
                           DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF
                           Real Estate Fund II, Inc. (since April 2005). Formerly, Executive
                           Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education
                           (charitable organization) (2004-2005)
--------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial                 88
(1935)                     consulting) (since November 1988); Director, DWS Global High Income
Board Member since         Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund,
2002                       Inc. (since October 2005). Formerly, Director, Financial Industry
                           Consulting, Wolf & Company (consulting) (1987-1988); President, John
                           Hancock Home Mortgage Corporation (1984-1986); Senior Vice President
                           of Treasury and Financial Services, John Hancock Mutual Life
                           Insurance Company, Inc. (1982-1986)
--------------------------------------------------------------------------------------------------------------------


                                       24

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the  Fund                                                                         Number of Funds
 and Length of Time        Business Experience and                                               in Fund Complex
 Served                    Directorships During the Past 5 Years                                 Overseen
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.     Private investor since October 2003; Trustee of 7 open-end mutual             88
(1946)                     funds managed by Sun Capital Advisers, Inc. (since October 1998);
Board Member since         Director, DWS Global High Income Fund, Inc. (since October 2005),
2002                       DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS
                           RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real
                           Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings
                           Trust Officer, Sprint Corporation((1)) (telecommunications)
                           (November 1989-October 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg     Retired. Formerly, Consultant (1997-2001); Director, US Government            88
(1943)                     Accountability Office (1996-1997); Partner, Fulbright & Jaworski,
Board Member since         L.L.P. (law firm) (1978-1996). Directorships: The William and Flora
2006                       Hewlett Foundation; Service Source, Inc.; DWS Global High Income
                           Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund,
                           Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since
                           April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April
                           2005). Former Directorships: Mutual Fund Directors Forum
                           (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Carl W. Vogt               Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly,            86
(1936)                     President (interim) of Williams College (1999-2000); President,
Board Member since         certain funds in the Deutsche Asset Management Family of Funds
2006                       (formerly, Flag Investors Family of Funds) (registered investment
                           companies)   (1999-2000).    Directorships:    Yellow
                           Corporation    (trucking);    American    Science   &
                           Engineering (x-ray detection  equipment);  ISI Family
                           of Funds (registered  investment  companies,  4 funds
                           overseen);  National Railroad  Passenger  Corporation
                           (Amtrak);  DWS Global High Income Fund,  Inc.  (since
                           October  2005),  DWS Global  Commodities  Stock Fund,
                           Inc.  (since  October 2005);  formerly,  Chairman and
                           Member, National Transportation Safety Board
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the  Fund                                                                         Number of Funds
 and Length of Time        Business Experience and                                               in Fund Complex
 Served                    Directorships During the Past 5 Years                                 Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(2)         Managing Director(4), Deutsche Asset Management; Head of Deutsche             84
 (1958)                    Asset Management Americas; CEO of DWS Scudder; formerly, board
 Board Member since        member of DWS Investments, Germany (1999-2005); formerly, Head of
 2006                      Sales and Product Management for the Retail and Private Banking
                           Division  of  Deutsche  Bank in Germany  (1997-1999);
                           formerly, various strategic and operational positions
                           for Deutsche Bank Germany Retail and Private  Banking
                           Division in the field of investment funds, tax driven
                           instruments  and  asset   management  for  corporates
                           (1989-1996)
--------------------------------------------------------------------------------------------------------------------

                                       25

Officers(3)

 Name, Year of Birth,
 Position with the  Fund                                                                         Number of Funds
 and Length of Time        Business Experience and                                               in Fund Complex
 Served                    Directorships During the Past 5 Years                                 Overseen
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(5)       Managing Director(4), Deutsche Asset Management (2006-present);              n/a
 (1965)                    President, The Central Europe and Russia Fund, Inc. (since June
 President, 2006-present   2006), The European Equity Fund, Inc. (since June 2006), The New
                           Germany Fund, Inc. (since June 2006), DWS Global High Income Fund,
                           Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc.
                           (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June
                           2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006);
                           formerly, Director of Fund Board Relations (2004-2006) and Director
                           of Product Development (2000-2004), Merrill Lynch Investment
                           Managers; Senior Vice President Operations, Merrill Lynch Asset
                           Management (1997-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(6) (1962)   Director(4), Deutsche Asset Management                                       n/a
 Vice President and
 Secretary, 2003
 -present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(5)       Managing Director(4), Deutsche Asset Management (since July 2004);           n/a
 (1963)                    formerly,  Executive  Director,  Head of Mutual Fund Services and
 Chief Financial           Treasurer for UBS Family of Funds  (1998-2004);  Vice  President and
 Officer,  2004-present    Director  of Mutual  Fund  Finance at UBS Global  Asset Management
 Treasurer, 2005-present   (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(5)    Vice President, Deutsche Asset Management (since June 2005);                 n/a
 (1963)                    Counsel, New York Life Investment Management LLC (2003-2005); legal
 Assistant Secretary,      associate, Lord, Abbett & Co. LLC (1998-2003)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(5)       Director(4), Deutsche Asset Management (since September 2005);               n/a
 (1962)                    Counsel, Morrison and Foerster LLP (1999-2005)
 Assistant Secretary,
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(6)       Managing Director(4), Deutsche Asset Management                              n/a
 (1962)
 Assistant Secretary,
 2002
--------------------------------------------------------------------------------------------------------------------
 Scott M. McHugh(6)        Director(4), Deutsche Asset Management                                       n/a
 (1971)
 Assistant Treasurer,
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan         Director(4), Deutsche Asset Management                                       n/a
 D'Eramo(6)
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 John Robbins(5)  (1966)   Managing Director(4), Deutsche Asset Management (since 2005);                n/a
 Anti-Money Laundering     formerly, Chief Compliance Officer and Anti-Money Laundering
 Compliance Officer,       Compliance Officer for GE Asset Management (1999-2005)
 2005-present
--------------------------------------------------------------------------------------------------------------------


                                       26

Name, Year of Birth,
 Position with the  Fund                                                                         Number of Funds
 and Length of Time        Business Experience and                                               in Fund Complex
 Served                    Directorships During the Past 5 Years                                 Overseen
--------------------------------------------------------------------------------------------------------------------
 Philip Gallo(5) (1962)    Managing Director(4), Deutsche Asset Management (2003-present);              n/a
 Chief Compliance          formerly, Co-Head of Goldman Sachs Asset Management Legal
 Officer, 2004-present     (1994-2003)
--------------------------------------------------------------------------------------------------------------------
 A.  Thomas   Smith(5)     Managing   Director(4),   Deutsche   Asset   Management                      n/a
 (1956)                    (2004-present);    formerly,  General Counsel,  Morgan Stanley and Van
 Chief Legal  Officer,     Kampen and   Investments  (1999-2004);  Vice President and
 2005-present              Associate  General    Counsel,  New  York  Life  Insurance  Company
                           (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993);
                           senior attorney, Willkie Farr & Gallagher  (1989-1991); staff attorney,
                           US Securities & Exchange Commission and the Illinois Securities
                           Department (1986-1989)
--------------------------------------------------------------------------------------------------------------------

(1) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(2) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

(3) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(4)   Executive title, not a board directorship.

(5)   Address: 345 Park Avenue, New York, New York 10154.

(6)   Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Information Concerning Committees and Meetings of Board Members

The Board Members of the Fund met 10 times during the calendar year ended December 31, 2005 and each Board Member attended at least 75% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since May 2006.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held six (6) meetings during the calendar year 2005.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry
P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five (5) meetings during the calendar year 2005.

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund's securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith
R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held six (6) meetings during the calendar year 2005.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on Funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2005.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six (6) meetings during the calendar year 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the
Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2005.

The Expense/Operations Committee (i) monitors the Fund's total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund's custody, fund accounting and insurance arrangements, and
(iii) reviews the Fund's investment advisers' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth
C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held six (6) meetings during the calendar year 2005.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset
Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the fund complex received by each Board Member during the calendar year 2005. Ms. Driscoll, Ms. Stromberg, and Messrs. Becton, Fox, Froewiss and Vogt became members of the Board on May 5, 2006 and received no compensation from the Funds during the relevant periods. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the fund complex during the relevant periods. No Board Member of the Funds receives pension or retirement benefits from the Funds.

                                                                                           Total Compensation
                                                 Compensation           Compensation             from
  Name of Board           Compensation          from Treasury          from Tax-Free           Fund and Fund
  Member                from Prime Series          Series                 Series                Complex(1)
  -------               -----------------          ------                 ------                ----------

  Henry P. Becton,
  Jr.(3)(4)                          $0                $0                   $0                  $164,000
  Dawn-Marie
  Driscoll(2)(3)(4)(5)               $0                $0                   $0                  $203,829
  Keith R. Fox(3)(4)(5)              $0                $0                   $0                  $184,829
  Kenneth C.
  Froewiss(3)(5)(6)                  $0                $0                   $0                  $129,687
  Martin J. Gruber(7)(9)         $8,831            $1,918               $3,381                  $135,000
  Richard J.
  Herring(7)(8)(9)               $8,909            $1,929               $3,409                  $136,000
  Graham E. Jones(7)(9)          $9,535            $2,024               $3,622                  $144,000
  Rebecca W.
  Rimel(7)(8)(9)                 $9,708            $2,069               $3,680                  $146,280
  Philip Saunders,
  Jr.(7)(9)                      $9,682            $2,066               $3,671                  $145,000
  William N. Searcy,
  Jr.(7)(9)                     $10,033            $2,120               $3,791                  $150,500
Jean Gleason
Stromberg(3)(4)(5)                   $0                $0                   $0                  $178,549
Carl W. Vogt(3)(4)(5)                $0                $0                   $0                  $162,049

(1)      The Fund Complex is composed of 167 funds.

(2) Includes $19,000 in annual retainer fees in Ms. Driscoll's role as Chairman of the Board.

(3) For each Board Member, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. For Mr. Froewiss total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 43 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the applicable DWS Funds.

(5) Aggregate compensation also reflects amounts paid to the Board Members for special meetings of the board in connection with reviewing the funds' rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000
         for Ms. Stromberg and $1,000 for Mr. Vogt. The funds were reimbursed for these meeting fees by Deutsche Asset Management.

(6) Mr. Froewiss was appointed to the previous board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the board.

(7) During calendar year 2005, the total number of funds overseen by each Board Member was 55 funds.

(8) Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.

(9) Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the previous board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $2,000 for Dr. Herring, $10,000 for Mr. Jones, $12,280 for Ms. Rimel, $13,000 for Dr. Saunders and $16,500 for Mr. Searcy. These meeting fees were borne by the applicable funds.

Any Board Member who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Herring, Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Board Members may select from among certain funds in the DWS Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Board Members' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Board Member Ownership in the Fund(1)

                                                                               Aggregate Dollar Range of
                                          Dollar Range of Beneficial           Ownership as of 12/31/05
                                                   Ownership                   in all Funds Overseen by
                                            in Cash Reserve Fund -                   Board Member
Board Member                                     Prime Series                   in the Fund Complex(2)
------------                                     ------------                   ----------------------

Independent Board Member:
Henry P. Becton, Jr.                                 None                         Over $100,000
Dawn-Marie Driscoll                                  None                         Over $100,000
Keith R. Fox                                         None                         Over $100,000
Kenneth C. Froewiss                                  None                         Over $100,000
Martin J. Gruber                                     None                         Over $100,000
Richard J. Herring                                   None                         Over $100,000
Graham E. Jones                                      None                         Over $100,000
Rebecca W. Rimel                                     None                         Over $100,000
Philip Saunders, Jr.                                 None                         Over $100,000
William N. Searcy, Jr.                               None                         Over $100,000
Jean Gleason Stromberg                               None                         Over $100,000
Carl W. Vogt                                         None                         Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                                       None                                   $0(3)

                                       30

                                                                               Aggregate Dollar Range of
                                          Dollar Range of Beneficial           Ownership as of 12/31/05
                                                   Ownership                   in all Funds Overseen by
                                            in Cash Reserve Fund -                   Board Member
Board Member                                     Prime Series                   in the Fund Complex(2)
------------                                     ------------                   ----------------------

Independent Board Member:
-------------------------

Henry P. Becton, Jr.                                 None                         Over $100,000
Dawn-Marie Driscoll                                  None                         Over $100,000
Keith R. Fox                                         None                         Over $100,000
Kenneth C. Froewiss                                  None                         Over $100,000
Martin J. Gruber                                     None                         Over $100,000
Richard J. Herring                                   None                         Over $100,000
Graham E. Jones                                      None                         Over $100,000
Rebecca W. Rimel                                     None                         Over $100,000
Philip Saunders, Jr.                                 None                         Over $100,000
William N. Searcy, Jr.                               None                         Over $100,000
Jean Gleason Stromberg                               None                         Over $100,000
Carl W. Vogt                                         None                         Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                                       None                                   $0(3)

                                                                               Aggregate Dollar Range of
                                          Dollar Range of Beneficial           Ownership as of 12/31/05
                                                   Ownership                   in all Funds Overseen by
                                            in Cash Reserve Fund -                   Board Member
Board Member                                    Tax-Free Series                 in the Fund Complex(2)
------------                                    ---------------                 ----------------------

Independent Board Member:
-------------------------

Henry P. Becton, Jr.                                 None                         Over $100,000
Dawn-Marie Driscoll                                  None                         Over $100,000
Keith R. Fox                                         None                         Over $100,000
Kenneth C. Froewiss                                  None                         Over $100,000
Martin J. Gruber                                     None                         Over $100,000
Richard J. Herring                                   None                         Over $100,000
Graham E. Jones                                      None                         Over $100,000
Rebecca W. Rimel                                     None                         Over $100,000
Philip Saunders, Jr.                                 None                         Over $100,000
William N. Searcy, Jr.                               None                         Over $100,000
Jean Gleason Stromberg                               None                         Over $100,000
Carl W. Vogt                                         None                         Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                                       None                                   $0(3)

(1) The amount shown includes share equivalents of funds which the Board Member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over
         $100,000.

(3) Mr. Schwarzer joined the US Mutual Funds business of Deutsche Asset Management in 2005.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).


                                                                                    Value of        Percent of
                                    Owner and                                    Securities on     Class on an
Independent                      Relationship to                     Title of     an Aggregate      Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----


Henry P. Becton, Jr.                                     None
Dawn-Marie Driscoll                                      None
Keith R. Fox                                             None
Kenneth C. Froewiss                                      None
Martin J. Gruber                                         None
Richard J. Herring                                       None
Graham E. Jones                                          None
Rebecca W. Rimel                                         None
Philip Saunders, Jr.                                     None
William N. Searcy, Jr.                                   None
Jean Gleason Stromberg                                   None
Carl W. Vogt                                             None

Securities Beneficially Owned

As of July 18, 2006, the Board Members and officers of the Corporation owned, as a group, less than 1% percent of the outstanding shares of each Series.

To the best of the Fund's knowledge, as of July 18, 2006, no person owned of record or beneficially 5% or more of any class of a Series' outstanding shares, except as noted below.

Cash Reserve -- Prime Series

As of July 18, 2006, 150,000.000 shares in the aggregate, or 53.24% of the outstanding shares of Cash Reserve Prime Series, Class B were held in the name of Deutsche Investment Management Americas Inc, Attn: Enrique Cuesta, New York, NY 10154-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 15,043.910 shares in the aggregate, or 5.34% of the outstanding shares of Cash Reserve Prime Series, Class B were held in the name of Pershing LLC, Jersey City, NJ 07303-2052, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 36,955.836 shares in the aggregate, or 13.12% of the outstanding shares of Cash Reserve Prime Series, Class B were held in the name of Citigroup Global Markets, Inc., 00109801250, Attn: Peter Booth 7th Floor, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 27,100.710 shares in the aggregate, or 9.58% of the outstanding shares of Cash Reserve Prime Series, Class B were held in the name of Pershing LLC, Jersey City, NJ 07303-2052, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 7,020.290 shares in the aggregate, or 8.01% of the outstanding shares of Cash Reserve Prime Series, Class C were held in the name of DWS Trust Company Customer for the IRA Rollover of George M. Groedek, Countryside, IL 60525-4702, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 50,009.520 shares in the aggregate, or 57.09% of the outstanding shares of Cash Reserve Prime Series, Class C were held in the name of Deutsche Investment Management Americas Inc, Attn: Enrique Cuesta, New York, NY 10154-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 26,457.930 shares in the aggregate, or 30.21% of the outstanding shares of Cash Reserve Prime Series, Class C were held in the name of Citigroup Global Markets, Inc., 00109801250, Attn: Peter Booth 7th Floor, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,819,409,054.720 shares in the aggregate, or 98.77% of the outstanding shares of Cash Reserve Prime Series, (Prime Shares) were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 507,939,688.490 shares in the aggregate, or 96.99% of the outstanding shares of Cash Reserve Prime Series, Institutional Class were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

Cash Reserve -- Tax-Free Series

As of July 18, 2006, 93,457,477.230 shares in the aggregate, or 14.84% of the outstanding shares of Cash Reserve Tax-Free Series -- (Tax-Free Shares) were held in the name of William Blair & Company, Attn: Terry Muldoon, Chicago, IL 60606-5312, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 531,526,421.130 shares in the aggregate, or 84.38% of the outstanding shares of Cash Reserve Tax-Free Series -- (Tax-Free Shares) were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 242,465,683.900 shares in the aggregate, or 99.89% of the outstanding shares of Cash Reserve Tax Free Series, Institutional Class were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

Cash Reserve -- Treasury Series

As of July 18, 2006, 234,971,251.350 shares in the aggregate, or 96.50% of the outstanding shares of Cash Reserve Treasury Series (Treasury Shares) were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 82,966,965.700 shares in the aggregate, or 99.41% of the outstanding shares of Cash Reserve Treasury Series, Institutional Class were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

Members of the Board of Directors who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Director from the Fund and aggregate compensation from the Fund Complex during the calendar year 2004.

Agreement to Indemnify Independent Directors for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund against the Fund, its directors and officers, the Fund's investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Fund and in light of the rebuttable presumption generally afforded to independent directors of investment companies that they have not engaged in disabling conduct, the Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Fund's Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or its shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund's investment advisor will survive the termination of the investment management agreement between the investment advisor and the Fund.

Code of Ethics

The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits access persons of the Fund (Board members, officers and employees of the Advisor), to make personal securities transactions for their own accounts. This includes transactions in securities that may be purchased or held by a Series, but requires compliance with the Code's pre-clearance requirements, subject to certain exceptions. In addition, the Fund's Code of Ethics provides for trading "blackout periods" that prohibit trading of personnel within periods of trading by the Series in the same security. The Fund's Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Fund's Advisor and its affiliates (including the Fund's Distributor, DWS-SDI) have each adopted a Code of Ethics pursuant to 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by a Series for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by a Series in the same security. The Consolidated Code also prohibits short term trading profits, and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

These Codes of Ethics are on public file with, and are available from, the SEC.

                             PROXY VOTING GUIDELINES

To the extent that a Series invests in voting securities such as other registered investment companies, the following applies. The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with a Series' best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Series, and the interests of the Advisor and its affiliates, including a Series' principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.


The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with a Series' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board, or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how each Series voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site -- www.dws-scudder.com (click on "proxy voting" at the bottom of the page) -- or on the SEC's Web site -- www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 730-1313.

                             MANAGEMENT OF THE FUND

The Investment Advisor

The Advisor is an indirect subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. ICCC was organized in 1987.

The Board and the shareholders of each Series recently approved an amended and restated investment management agreement (the "Investment Management Agreement") for the Series. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of each Series. In addition to the investment management of the assets of the Fund, the Advisor determines the investments to be made for each Series, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Series' policies as stated in its Prospectus and SAI, or as adopted by the Fund's Board. The Advisor will also monitor, to the extent not monitored by the Fund's administrator or other agent, each Series' compliance with its investment and tax guidelines and other compliance policies.

ICCC provides assistance to the Board in valuing the securities and other instruments held by each Series, to the extent reasonably required by valuation policies and procedures that may be adopted by the Series.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Board Fund's Board and to the extent permitted by applicable law), ICCC pays the compensation and expenses of all the Board members, officers, and executive employees of the series, including the Series' share of payroll taxes, who are affiliated persons of ICCC.

Effective June 1, 2006 (Tax-Free Series and Treasury Series, respectively) and July 1, 2006 (Prime Series), the current advisory fee rates for each Series are payable monthly at the annual rate below. For all services provided under the Investment Management Agreement, each Series pays ICCC a fee at the annual rate as a percentage of net assets shown below.

Average Daily Net Assets                                              Fee Rate
------------------------                                              --------

$0 - $500 million                                                      0.215%
Over $500 million-$1 billion                                           0.175%
Over $1 billion-$1.5 billion                                           0.165%
Over $1.5 billion-$2.5 billion                                         0.155%
Over $2.5 billion-$3.5 billion                                         0.145%
Over $3.5 billion                                                      0.135%

In addition, the Advisor is entitled to receive an additional fee with respect to the Prime Series and Tax-Free Series, calculated daily and paid monthly, at the annual rate of 0.02% of the Prime Series' average daily net assets and 0.03% of Tax-Free Series' average daily net assets.


Prior to June 1, 2006 as compensation for its services for the Series, ICCC received a fee from each Series, calculated daily and paid monthly, at the following annual rates based upon each Series' aggregate average daily net assets: 0.30% of the first $500 million, 0.26% of the next $500 million, 0.25% of the next $500 million, 0.24% of the next $1 billion, 0.23% of the next $1 billion and 0.22% of that portion in excess of $3.5 billion.


ICCC may, from time to time, voluntarily waive a portion of its advisory fee with respect to any Series to preserve or enhance the performance of the Series.

Advisory fees paid by each Series to ICCC for the last three fiscal years were as follows:

For the Fiscal Year Ended March 31,


Series                         2006             2005              2004
------                         ----             ----              ----

Prime                      $6,709,019        $7,320,353        $7,320,353
Net of Fee Waivers         $6,675,606        $7,266,786        $7,266,786
Treasury                     $931,447        $1,149,355       $$1,210,167
Net of Fee Waivers           $925,839        $1,061,054          $960,853
Tax-Free                   $2,464,440        $2,507,577        $2,536,550
Net of Fee Waivers         $2,451,616        $2,493,957        $2,536,062



The Investment Management Agreement provides that each Series is generally responsible for expenses that include: fees payable to ICCC; outside legal, accounting or auditing expenses; maintenance of books and records that are maintained by the Series, the Series' custodian, or other agents of the Series; taxes and governmental fees; fees and expenses of the Series' accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; portfolio pricing or valuation services; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Series; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Series' business.

The Investment Management Agreement allows ICCC to delegate any of its duties under the Agreement to a sub-advisor, subject to a majority vote of the Board of Trustees, including a majority of the Board of Trustees who are not interested persons of the Series, and, if required by applicable law, subject to a majority vote of the Series' shareholders.

In addition, the Board and shareholders of each Series recently approved a new subadvisor approval policy for the Series (the "Sub-advisor Approval Policy"). The Sub-advisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace sub-advisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Sub-advisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. A Series cannot implement the Sub-advisor Approval Policy without the SEC either adopting revisions to the current rules (as it proposed to due in October 2003) or granting the Series exemptive relief from existing rules. Each Series and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Series and its shareholders are adequately protected whenever the Advisor acts under the Sub-advisor Approval Policy, including any shareholder notice requirements.

The Investment Management Agreement provides that ICCC shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with matters to which the Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a Series on 60 days' written notice.

The Series' shareholders also approved an amended and restated investment management agreement with Deutsche Investment Management Americas Inc. ("DeIM") (the "DeIM Agreement"). The terms of the DeIM Agreement are identical to the terms of the Investment Management Agreement except for the name of the investment manager and the dates of execution, effectiveness and initial term. The DeIM Agreement may be implemented within two years of the date of the shareholders meeting approving the agreement, upon approval by the members of the Series' Board who are not "interested persons" as defined in the 1940 Act. Once approved by the members of the Series' Board who are not interested persons, DeIM will provide continuing investment management of the assets of the Series on terms that are identical to the terms of the Investment Management Agreement, except as described above.

Distributor

DWS-SDI, an affiliate of the Advisor, serves as the distributor for each class of the Series' shares pursuant to a Distribution Agreement (the "Distribution Agreement"). The Distributor also serves as the distributor for other funds in the fund complex. The Distribution Agreement provides that the Distributor shall
(i) use reasonable efforts to sell shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus;
(ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the NASD and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. The Distributor shall devote reasonable time and effort to effect sales of shares but shall not be obligated to sell any specific number of shares. The services of the Distributor are not exclusive and the Distributor shall not be liable to the Series or their shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of the Distributor in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of its reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and the
Distributor will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors, by a vote of a majority of the Fund's outstanding shares of the relevant class of the Fund (as defined under "The Fund and Its Shares"), or upon 60 days' written notice by the Distributor, and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Series provided that it is approved at least annually by (i) a vote of a majority of the outstanding shares of the relevant class of the Fund or (ii) a vote of a majority of a Series Board of Directors including a majority of the Independent Directors and, with respect to each class of a Series for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by a majority of the Independent Directors in person at a meeting called for the purpose of voting on such approval.

As compensation for its services, the Distributor receives a distribution fee from the Fund, calculated daily and paid monthly, at the annual rate of 0.25% of the aggregate average daily net assets of the Deutsche Bank Alex. Brown Cash Reserve Prime, Treasury and Tax-Free Shares and the Cash Reserve Prime Class A Shares. The Distributor receives no compensation with respect to its services as distributor for the Deutsche Bank Alex. Brown Cash Reserve Prime, Treasury and Tax-Free Institutional Shares. The Distributor receives a distribution fee from the Fund, calculated daily and paid monthly, at the annual rates of 0.75% of the average daily net assets of the Cash Reserve Prime Class B and Class C Shares. In addition, the Distributor receives a shareholder servicing fee, paid monthly, at an annual rate equal to 0.25% of the Cash Reserve Prime Class B and Class C Shares' average daily net assets and 0.07% of the Cash Reserve Shares' (Prime Series, Treasury Series, Tax-Free Series) average daily net assets.

As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Distributor received fees in the following amounts:

  For the Fiscal Year Ended March 31,


Fee                                                      2006                   2005                    2004
---                                                      ----                   ----                    ----


Prime Shares 12b-1 Fee                                  $5,160,355             $5,941,954            $6,984,412
Treasury Shares 12b-1 Fee                                 $721,324               $893,377              $991,851
Tax-Free Shares 12b-1 Fee                               $1,656,205             $1,580,081            $1,757,550
Prime Shares Shareholder Service Fee                    $1,444,899             $1,663,756            $1,955,635
Treasury Shares Shareholder Service Fee                   $201,971               $250,151              $277,718
Tax-Free Shares Shareholder Service Fee                   $463,737               $442,423              $492,113

Cash Reserve Prime Class A 12b-1 Fee                        $8,837                 $9,717               $17,296
Cash Reserve Prime Class B 12b-1 and Shareholder           $11,432                $31,728               $73,567
Servicing Fee
Cash Reserve Prime Class C 12b-1 and Shareholder              $815                 $1,278                $2,230
Servicing Fee

Pursuant  to  the  Distribution  Agreement,  the  Distributor  may  pay  certain promotional and advertising expenses and, except in the case of the Institutional Shares, may compensate certain registered securities dealers and banks and other financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing other shareholder services. Payments by the Distributor to certain registered securities dealers are paid by the Distributor out of fees received by the Distributor from the Fund. In addition, the Fund may enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Specifically, the Distributor may compensate certain registered securities dealers for opening accounts, processing investor purchase and redemption orders, responding to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund, and communicating with the Fund and its transfer agent on behalf of Fund shareholders. The Distributor may also enter into shareholder processing and servicing agreements ("Shareholder Servicing Agreements") with any securities dealer who is registered under the 1934 Act and is a member in good standing of the NASD and with banks and other financial institutions who may wish to establish accounts or sub-accounts on behalf of their customers (collectively, such securities dealers, banks and financial institutions are referred to as "Shareholder Servicing Agents").

The Distributor may make payments to Shareholder Servicing Agents out of its distribution fee, for processing investor purchase and redemption orders, responding to inquiries from Fund shareholders concerning the status of their accounts and operations of the Fund and communicating with the Fund, its transfer agent and the Distributor. The fees payable to Shareholder Servicing Agents under Shareholder Servicing Agreements will be negotiated by the Distributor. The Distributor will report quarterly to the Fund's Board of Directors on the rate to be paid under each such agreement and the amounts paid or payable under such agreements. The rate will be based upon the Distributor's analysis of: (1) the nature, quality and scope of services being provided by the Shareholder Servicing Agent; (2) the costs incurred by the Shareholder Servicing Agent in connection with providing services to shareholders; (3) the amount of assets being invested in shares of the Fund; and (4) the contribution being made by the Shareholder Servicing Agent toward reducing the Fund's expense ratio. The provisions of the Distribution Agreement authorizing payments by the Distributor for advertisements, promotional materials, sales literature and printing and mailing of prospectuses to other than Fund shareholders and payments by the Distributor and the Fund to Shareholder Servicing Agents may be deemed to constitute payments by the Fund to support distribution.

Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses directly or indirectly only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders. The Fund has adopted seven separate distribution plans: one for the Cash Reserve Prime Class A Shares; one for the Cash Reserve Prime Class B Shares; one for the Cash Reserve Prime Class C Shares; one for the Cash Reserve Prime Shares; one for the Cash Reserve Treasury Shares and one for the Cash Reserve Tax-Free Shares (the "Plans"). Amounts allocated to Participating Dealers or Shareholder Servicing Agents may not exceed amounts payable to the Distributors under the Plans with respect to shares held by or on behalf of customers of such entities.

The Plans will remain in effect from year to year, provided that each agreement and Plan is specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting called for such purpose. In approving the Plans, the directors determined, in the exercise of their business judgment and in light of their fiduciary duties as directors of the Fund, that there was a reasonable likelihood that such Plans would benefit the Fund and its shareholders. Although it is a primary objective of each Plan to reduce expenses of the Fund by fostering growth in the Fund's net assets, there can be no assurance that this objective of each Plan will be achieved; however, based on the data and information presented to the Board of Directors by the Distributor, the Board of Directors determined that there is a reasonable likelihood that the benefits of growth in the size of the Fund can be accomplished under the Plan.

Each Plan will be renewed only if the directors make a similar determination prior to each renewal term. The Plans may not be amended to increase the maximum amount of payments by the Distributor to Shareholder Servicing Agents without shareholder approval, and all material amendments to the provisions of the Distribution Agreement relating to the Plan must be approved by a vote of the Board of Directors and of the directors who have no direct or indirect interest in the Plan, cast in person at a meeting called for the purpose of such vote. When the Board of Directors of the Fund approved the Plans, the Board of Directors requested and evaluated such information as it deemed reasonably necessary to make an informed determination that the agreements and Plans should be approved. The Board considered and gave appropriate weight to all pertinent factors necessary to reach the good faith judgment that the Plans would benefit the Fund and its shareholders. During the continuance of the Plans, the Distributor will report in writing to the Fund's Board of Directors annually the amounts and purposes of such payments for services rendered to shareholders by securities dealers and financial institutions who have executed Shareholder Servicing Agreements.

In addition, the Cash Reserve Shares of the Prime, Treasury and Tax-Free Series have each adopted a Shareholder Service Plan. Each plan compensates Shareholder Servicing Agents for services for which they are not otherwise being compensated under a dealer or Shareholder Servicing Agreement entered into pursuant to the Plan for the shares. These Shareholder Service Plans will continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Fund's Board of Directors.

Expenses

ICCC and the Distributor furnish, without cost to the Fund, such personnel as are required for the proper conduct of the Fund's affairs and to carry out their obligations under the Distribution Agreement and the Advisory Agreements. The Advisor maintains, at its own expense and without cost to the Fund, trading functions in order to carry out its obligation to place orders for the purchase and sale of portfolio securities for the Prime, Treasury or Tax-Free Series, as appropriate. The Distributor bears the expenses of printing and distributing prospectuses (other than those prospectuses distributed to existing shareholders of the Fund) and any other promotional or sales literature used by the Distributor or furnished by the Distributor to purchasers or dealers in connection with the public offering of the Fund's shares, the expenses of advertising in connection with such public offering and all legal expenses in connection with the foregoing.

The Fund pays or causes to be paid all other expenses of the Fund, including, without limitation: the fees of the Distributor and ICCC; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any share transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions

(including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders (prospectuses distributed to prospective shareholders are paid for by the Distributor); all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operations unless otherwise explicitly assumed by the Distributor or ICCC.

The  address  of  DWS-SDI  is  222  South  Riverside  Plaza,  Chicago,  Illinois
60606-5808.

Expenses which are attributable to any of the Fund's three Series are charged against the income of such Series in determining net income for dividend purposes. Expenses of the Fund which are not directly attributable to the operations of a particular Series are allocated among the Series based upon the relative net assets of each Series. Expenses attributable to a class of shares of a Series are allocated to that class.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the fund to their customers. However, the Advisor does not consider sales of shares of the fund as a factor in the selection of broker-dealers to execute portfolio transactions for the fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the fund as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for the fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the fund and receive brokerage commissions or other transaction-related compensation from the fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Administrator. Deutsche Investment Management Americas, Inc. ("DeIM" or the "Administrator"), 345 Park Avenue, New York, New York 10154, serves as the Trust's Administrator. The Fund recently entered into a new administrative services agreement with DeIM (the "Administrative Services Agreement"), pursuant to which DeIM provides most administrative services to the Series including, among others, providing the Series with personnel, preparing and making required filings on behalf of the Series, maintaining books and records for the Series, and monitoring the valuation of Series securities. For all services provided under the Administrative Services Agreement, each Series pays DeIM a fee of 0.100% of the Series' net assets.

Under the Administrative Services Agreements, DeIM is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Funds reasonably deems necessary for the proper administration of the Funds. DeIM generally provides the Funds with personnel; arranges for the preparation and filing of the Funds' tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Series' prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Series' records; provides the Series with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Series; assists in the resolution of accounting issues that may arise with respect to the Series; establishes and monitors the Series' operating expense budgets; reviews and processes the Series' bills; assists in determining the amount of dividends and distributions available to be paid by the Series; prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. DeIM also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that DeIM will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

SEMIANNUAL AND ANNUAL REPORTS

The Fund furnishes shareholders with semiannual and annual reports containing information about each Series and its operations, including a schedule of investments held in the Series' portfolios and its financial statements.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110 is the independent registered public accounting firm to the Fund.

Legal Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY, 10019-6099 serves as counsel to the Fund.

Transfer Agent

DWS-SISC serves as transfer agent of the Fund pursuant to a transfer agency agreement. DWS-SISC is headquartered at 222 South Riverside Plaza, Chicago, IL, 60606-5808. Prior to December 16, 2002, ICCC served as the Fund's transfer agent. Under its transfer agency agreement with the Fund, DWS-SISC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and causes to be distributed any dividends and distributions payable by the Fund. DWS-SISC is compensated by ICCC out of its administrative fee and may be reimbursed by the Fund for its out-of-pocket expenses.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Fund.

As compensation for providing transfer agency services, the Fund pays DWS-SISC up to $32.64 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended March 31, 2005, transfer agent fees totaled $1,846,823 for the Prime Series, $270,568 for the Treasury Series and $485,128 for the Tax-Free Series. For the fiscal year ended March 31, 2006, transfer agent fees totaled $1,580,682 for Prime Series, $210,289 for Treasury Series and $505,030 for Tax-Free Series.

Custodian

As of April 11, 2003, State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, MA 02110, serves as custodian for the Fund. For the fiscal year ended March 31, 2006, SSB was paid $263,345 for the Prime Series, $120,878 for the Treasury Series and $170,832 for the Tax-Free Series as compensation for providing custody services to the Fund.

Accounting Services

Prior to June 1, 2006, ICCC was the Fund's accounting agent. ICCC has reached an agreement with DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, to be responsible for determining the daily net asset value per share of each series of the Fund and shall prepare and maintain all accounts and records of each series of the Fund. DWS-SFAC is compensated by ICCC out of the accounting services fees it receives and may be reimbursed by the Fund for its out-of-pocket fees. DWS-SFAC is located at Two International Place, Boston, Massachusetts, 02110-4103. DWS-SFAC has retained SSB as a sub-agent that performs fund accounting and administration services under the fund accounting agreement and under the Master Services Agreement. The Administrative Services Appendix to the Master Services Agreement provides that the Administrator, in return for its fee, will (a) supervise and manage all aspects of the Fund's operations, other than portfolio management and distribution; (b) provide the Fund with such executive, administrative, clerical and bookkeeping services as are deemed advisable by the Fund's Board of Directors; (c) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services including all items for any offices as are deemed advisable by the Fund's Board of Directors; (d) supervise the operations of the Fund's transfer and dividend disbursing agent; and (e) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and State Blue Sky authorities. SSB is compensated by DWS-SFAC for accounting services performed.

As compensation for providing accounting services to each Series of the Fund, ICCC receives an annual fee, calculated daily and paid monthly as shown below.

      Average Daily Net Assets      Incremental Annual Accounting Fee Per Series
      ------------------------      --------------------------------------------

                 $0-$10,000,000                $13,000 (fixed fee)
        $10,000,000-$20,000,000                      0.100%
        $20,000,000-$30,000,000                      0.080%
        $30,000,000-$40,000,000                      0.060%
        $40,000,000-$50,000,000                      0.050%
        $50,000,000-$60,000,000                      0.040%
        $60,000,000-$70,000,000                      0.030%
       $70,000,000-$100,000,000                      0.020%
      $100,000,000-$500,000,000                      0.015%
    $500,000,000-$1,000,000,000                      0.005%
            over $1,000,000,000                      0.001%

In addition, each Series, as appropriate, will reimburse ICCC for the following out-of-pocket expenses incurred in connection with ICCC's performance of accounting services for such Series: express delivery, independent pricing and storage.

For the fiscal year ended March 31, 2006, ICCC received fees of $154,999 for providing accounting services to the Prime Series, $107,032 for providing accounting services to the Treasury Series and $138,214 for providing accounting services to the Tax-Free Series.

                              FINANCIAL STATEMENTS

The financial statements for the Fund for the fiscal year ended March 31, 2006 are incorporated herein by reference to the Fund's Annual Report, which has been filed with the SEC, dated March 31, 2006.

                             ADDITIONAL INFORMATION

Internet Access


Other Information

The CUSIP numbers for each class of the Fund offered herein are:



Class A Shares: 251521209
Class B Shares: 251521308
Class C Shares: 251521100
Prime Shares: 014471108
Treasury Shares: 014471207
Tax-Free Shares: 014470801
Prime Institutional Shares: 014470405
Treasury Institutional Shares: 014470504
Tax Free Institutional Shares: 014470868

Cash Reserve Fund has a fiscal year ending March 31.

The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

The Fund has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of the Fund. If further information is desired with respect to the Fund reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.





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




                                   APPENDIX A

Description of Securities Ratings

Corporate Bond Ratings

Description of S&P's Corporate Bond Ratings:

AAA -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Plus (+) or Minus (-) -- S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

Description of Moody's Corporate Bond Ratings:

Aaa -- Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present making the long-term risks appear somewhat larger than in Aaa securities.

Numerical Modifiers (1, 2, 3) -- Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Fitch's Corporate Bond Ratings:

AAA -- Bonds rated AAA have the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is unlikely to be adversely affected by foreseeable events.

AA -- Bonds rated AA have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Municipal Bond Ratings

Description of S&P's Municipal Bond Ratings:

AAA -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

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

Plus (+) or Minus (-) -- S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Description of Moody's Municipal Bond Ratings:

Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Numerical Modifiers (1, 2, 3) -- Moody's may apply the numerical modifier in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating classification; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the security ranks in the lower end of its generic rating classification.

Municipal Note Ratings

Description of S&P's Municipal Note Ratings:

Municipal notes with maturities of three years or less are usually given note ratings to distinguish more clearly the credit quality of notes as compared to bonds.

SP-1 -- Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Description of Moody's Municipal Note Ratings:

MIG-1/VMIG-1 -- The best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 -- High quality, with ample margins of protection, although not as large as the preceding group.

Short-Term Ratings

Description of S&P Short-Term Ratings:

A-1 -- The highest ratings category by S&P. The obligors capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 -- Somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Description of Moody's Short-Term Ratings:

Prime-1 -- Have a superior ability for repayment of senior short-term debt obligations.

Prime-2 -- Have a strong ability for repayment of senior short-term debt obligations.

Description of Fitch's Short-Term Ratings:

F1+ -- Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments. The Plus (+) denotes exceptionally strong credit quality.

F1 -- Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.




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